As filed with the Securities and Exchange Commission on February 22, 2008
                        1933 Act Registration No. 2-11357
                       1940 Act Registration No. 811-00582

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ X ]
      Pre-Effective Amendment No.  [   ]   [   ]
      Post-Effective Amendment No. [133]   [ X ]
            and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ X ]
      Amendment No.                [88]    [ X ]

                        (Check appropriate box or boxes)


                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)
                          605 Third Avenue, 2[nd] Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 476-8800

                                Peter E. Sundman
           Chairman of the Board, Chief Executive Officer and Trustee
                          Neuberger Berman Equity Funds
                          605 Third Avenue, 2[nd] Floor
                          New York, New York 10158-0180

                     (Name and Address of Agent for Service)

                                 With copies to:

                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                       ___________________________________

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

___  immediately upon filing pursuant to paragraph (b)
___  on _________________ pursuant to paragraph (b)
_X_  60 days after filing pursuant to paragraph (a)(1)
___  on _________________ pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on _________________ pursuant to paragraph (a)(2)

If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered:

Class A, Class C and Institutional Class Shares of Neuberger Berman Equity Income Fund.

                         NEUBERGER BERMAN EQUITY FUNDS

           CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 133 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents.


Cover Sheet

Contents of Post-Effective Amendment No. 133 on Form N-1A

Part A -Prospectuses

Part B -Statement of Additional Information

Part C -Other Information

Signature Pages

Exhibits




This filing relates only to the Registration Statement of Class A, Class C and Institutional Class Shares of Neuberger Berman Equity Income Fund and is not intended to affect the Registration Statement of any other classes or series of the Registrant.

[GRAPHIC OMITTED]


                              Subject to Completion
                 Preliminary Prospectus Dated February 22, 2008
     The information in this prospectus is not complete and may be changed.
        We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.
            This prospectus is not an offer to sell these securities
             and is not soliciting an offer to buy these securities
           in any state in which the offer or sale is not permitted.


PROSPECTUS - [ ] 2008

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Neuberger Berman


EQUITY FUNDS

CLASS A AND C
Equity Income Fund

Contents
--------------------------------------------------------------------------------

EQUITY FUNDS
Equity Income Fund...........................................................2


YOUR INVESTMENT
Choosing A Share Class......................................................13

Sales Charges...............................................................14

Sales Charge Reductions and Waivers.........................................15

Share Prices................................................................17

Privileges and Services.....................................................18

Maintaining Your Account....................................................18

Distributions and Taxes.....................................................23

Grandfathered Investors.....................................................25

Market Timing Policy........................................................29

Portfolio Holdings Policy...................................................29

Fund Structure..............................................................29



THIS FUND:

-- is a multiple class fund and Class A and C shares are not available through investment providers (except for Grandfathered Investors as defined herein)
--  is designed for investors with long-term goals in mind
-- offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
-- carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
-- is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
-- normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2008 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman

EQUITY INCOME FUND
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


GOAL & STRATEGY

THE FUND SEEKS TOTAL RETURN EMPHASIZING BOTH CURRENT INCOME AND CAPITAL APPRECIATION.

To pursue this goal, the Fund invests mainly in income-oriented equity securities that pay dividends, which may include real estate investment trusts ("REITs"), convertible securities, Canadian income trusts, master limited partnership units ("MLPs") and common stocks. The Fund may invest in companies of any market capitalization. The Fund seeks to generate a current yield that is greater than the average current yield for stocks in the Standard & Poor's 500 Composite Stock Index. By selecting these types of equity securities, the Fund seeks to dampen the market volatility associated with investing in equity securities.

The Fund may also employ the use of options to attempt to enhance the current return on its securities or to protect against a sharp drop in prices. More specifically, the Fund may write calls against positions in the portfolio ("covered calls") or buy puts on individual stocks or on market indices.

The Fund typically employs a "value" approach in selecting investments. The Portfolio Managers have access to Neuberger Berman's research analysts. Neuberger Berman currently has 22 research analysts who cover approximately 300 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to help choose what they believe to be attractive investments. On average, the research analysts have 13 years of investment research experience and in-depth knowledge of their industries and companies. The research analysts are "buy-side" analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

In addition to relying on Neuberger Berman research analysts, the Portfolio Managers conduct their own research and analysis. This includes company visits to view operations, meeting with management to gain a better understanding of the capital allocation process and corporate strategy, and employing an analytical framework in an effort to detect deception and monitor accounting quality.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities; it will not change this strategy without providing shareholders at least 60 days' advance notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in market values will not require the Fund to dispose of a holding.


[GRAPHIC OMITTED]



  VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS


                              2 Equity Income Fund

UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


[GRAPHIC OMITTED]




  ALL CAP: LARGE- MID- AND SMALL-CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


[GRAPHIC OMITTED]



  REAL ESTATE INVESTMENT TRUSTS

A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN
INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME AND GAINS DISTRIBUTED TO SHAREHOLDERS, PROVIDED THEY COMPLY WITH CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE.

REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF BOTH EQUITY AND MORTGAGE REITS.


[GRAPHIC OMITTED]



  CONVERTIBLE SECURITIES

A CONVERTIBLE SECURITY IS A BOND, DEBENTURE, NOTE, PREFERRED STOCK, OR OTHER SECURITY THAT MAY BE CONVERTED INTO OR EXCHANGED FOR EQUITY SECURITIES. CONVERTIBLE SECURITIES GENERALLY HAVE FEATURES OF BOTH COMMON STOCKS AND DEBT SECURITIES. CONVERTIBLE SECURITIES ORDINARILY PROVIDE A STREAM OF INCOME WITH GENERALLY HIGHER YIELDS THAN COMMON STOCKS, BUT LOWER THAN NON-CONVERTIBLE DEBT. THE PRICE OF A CONVERTIBLE SECURITY OFTEN REFLECTS VARIATIONS IN THE PRICE OF THE UNDERLYING COMMON STOCK IN A WAY THAT NON-CONVERTIBLE DEBT MAY NOT. A CONVERTIBLE SECURITY MAY BE SUBJECT TO REDEMPTION AT THE OPTION OF THE ISSUER AT A PRICE ESTABLISHED IN THE SECURITY'S GOVERNING INSTRUMENT.


[GRAPHIC OMITTED]



  CANADIAN INCOME TRUSTS

CANADIAN INCOME TRUSTS COMMONLY HOLD DEBT OR EQUITY SECURITIES IN AN UNDERLYING ACTIVE BUSINESS. INCOME TRUSTS GENERALLY FALL INTO FOUR SECTORS: BUSINESS TRUSTS, UTILITY TRUSTS, RESOURCE TRUSTS AND REAL ESTATE INVESTMENT TRUSTS. INCOME TRUSTS ARE GENERALLY A MORE TAX EFFICIENT WAY FOR A BUSINESS TO PAY INCOME TO ITS INVESTORS. THE VALUE OF AN INCOME TRUST CAN RISE OR FALL FOR THE SAME REASONS THAT AFFECT EQUITY SECURITIES OR BECAUSE OF CHANGES TO INTEREST RATES.


                              3 Equity Income Fund

[GRAPHIC OMITTED]



  MASTER LIMITED PARTNERSHIPS

MLPS ARE LIMITED PARTNERSHIPS IN WHICH THE OWNERSHIP UNITS ARE PUBLICLY TRADED. MLP UNITS ARE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND ARE FREELY TRADED ON A SECURITIES EXCHANGE OR IN THE OVER-THE-COUNTER MARKET. THE MAJORITY OF MLPS OPERATE IN OIL AND GAS RELATED BUSINESSES INCLUDING ENERGY PROCESSING AND DISTRIBUTION. MANY MLPS ARE PASS-THROUGH ENTITIES THAT GENERALLY ARE TAXED AT THE SECURITY HOLDER LEVEL AND GENERALLY ARE NOT SUBJECT TO FEDERAL OR STATE INCOME TAX AT THE PARTNERSHIP LEVEL. ANNUAL INCOME, GAINS, LOSSES, DEDUCTIONS OR CREDITS OF THE MLP PASS THROUGH DIRECTLY TO ITS SECURITY HOLDERS. GENERALLY, AN MLP IS OPERATED UNDER THE SUPERVISION OF ONE OR MORE MANAGING GENERAL PARTNERS. LIMITED PARTNERS ARE NOT INVOLVED IN THE DAY-TO-DAY MANAGEMENT OF THE MLP.


                              4 Equity Income Fund

MAIN RISKS
[GRAPHIC OMITTED]



Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

--  fluctuate more widely in price than the market as a whole
-- underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
-- be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

--  may have a shorter history of operations than larger companies
--  may not have as great an ability to raise additional capital
-- may have a less diversified product line, making them more susceptible to market pressure.

DIVIDENDS. Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Qualified dividend income received by the Fund and distributed to its shareholders will generally be eligible for the reduced tax rate applicable to such income. Recently enacted tax legislation extended the reduced tax rate so that it will expire for taxable years beginning on or after January 1, 2011. A portion of the distributions that the Fund receives may be a return of capital.

INTEREST RATE RISK. Interest rate risk is the risk that certain investments, including dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.

MLPS. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.


                              5 Equity Income Fund

CANADIAN INCOME TRUSTS. An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (which include a fund that invests in the income trust) could be held responsible for such obligations. Income trusts created pursuant to Canadian tax laws allow for the elimination or minimization of Canadian income tax at the entity level if substantially all of the income is passed through to the unit holders. There can be no assurance that income tax laws and government incentive programs will not be changed in a manner which adversely affects unit holders.

REITS AND OTHER REAL ESTATE COMPANIES. To the extent the Fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the Fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free "pass-through" of income under the federal tax law.

UTILITY COMPANIES. To the extent the Fund invests in the utilities sector, its performance will also be affected by the performance of utility companies. Utility companies are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, increased risk and competition in deregulated sectors, and the cost and delay of technological developments. In addition, securities of utility companies are volatile and may underperform in a sluggish economy.

COVERED CALLS. A "covered call" involves selling a call option (or the right to purchase a security at a specific price within a given time period) while simultaneously holding an equivalent position in the underlying security. When writing a covered call option, the Fund, in return for a premium,


                              6 Equity Income Fund
gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If the option expires unexercised (because the stock has declined), the Fund keeps the premium; however, the premium may be offset by a decline in the market value of the underlying security during the option period. If the holder exercises the option, the stock must be delivered, but because the Fund already owns the stock, risk is limited.

PUT OPTIONS. A put option involves buying the right to sell a security at a specific price within a given time period. The Fund also may purchase put options on securities indices. The Fund may purchase put options for any number of reasons including: to manage exposure to changes in securities prices; to increase the Fund's exposure to a specific part or broad segment of the U.S. market; to enhance income; to protect the value of a security; and to serve as a cash management tool. Put options may not always be successful hedges and their prices can be highly volatile. If a put option that the Fund has purchased expires unexercised (due to an increase in the value of the underlying security), the Fund will lose the amount of the premium.

SECTOR RISK. The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

The Fund may emphasize the real estate and utilities sectors of the market at any given time and may invest up to 35% of the total assets of the Fund in each of those sectors. If it emphasizes one or both of those sectors, your investment in the Fund will be linked to the performance of the real estate sector, the utilities sector or both sectors. To the extent it emphasizes either sector, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries or sectors.

VALUE INVESTING. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.


[GRAPHIC OMITTED]



  OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.


                              7 Equity Income Fund

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                              8 Equity Income Fund

PERFORMANCE
[GRAPHIC OMITTED]


The chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for the last calendar year. The bar chart does not reflect any applicable sales charge; if a sales charge were reflected, returns would be less than those shown. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. Unlike the bar chart, the performance information in the table reflects the impact of sales charges. Class A share performance reflects the current maximum initial sales charges and Class C share performance reflects the maximum applicable deferred sales charge. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 '98     '99     '00     '01     '02     '03     '04     '05     '06    '07
--------------------------------------------------------------------------------







     BEST QUARTER:
     WORST QUARTER:
     Year-to-date performance as of 3/31/2008:


     AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2007*

                                                              Since
                                                            Inception
                                           1 Year          (11/2/2006)


EQUITY INCOME FUND
Class A return before taxes
Class A return after taxes on distribution
Class A return after taxes on distribution and sale of Fund shares Class C return before taxes
S&P 500 Index

After tax returns are shown for Class A shares only and after-tax returns for Class C shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.



* THE ABOVE PERFORMANCE IS THAT OF NEUBERGER BERMAN EQUITY INCOME FUND TRUST CLASS. IN THE TABLE, THE PERFORMANCE INFORMATION OF NEUBERGER BERMAN EQUITY INCOME FUND TRUST CLASS HAS BEEN ADJUSTED TO REFLECT THE APPROPRIATE SALES CHARGE APPLICABLE TO CLASS A AND CLASS C SHARES, BUT HAS NOT BEEN ADJUSTED TO TAKE INTO ACCOUNT DIFFERENCES IN CLASS SPECIFIC OPERATING EXPENSES (SUCH AS RULE 12B-1 FEES). BECAUSE NEUBERGER BERMAN EQUITY INCOME FUND TRUST CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN BETTER THAN THAT OF CLASS A OR CLASS C.


[GRAPHIC OMITTED]



PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


                              9 Equity Income Fund

INVESTOR EXPENSES
[GRAPHIC OMITTED]



These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense example can help you compare costs among funds.

FEE TABLE


                                                   Class A      Class C

SHAREHOLDER FEES
These are deducted directly from
your investment.
--------------------------------------------------------------------------------

Maximum initial sales charge on
purchases (% of offering price)                     5.75(1)         None

Maximum sales charge on reinvested dividends         None           None

Maximum contingent deferred sales charge             None(3)       1.00(4)
(% of purchase price)(2)

ANNUAL FUND OPERATING EXPENSES
 (% of average net assets)

These are deducted from Fund assets,
so you pay them indirectly.

Management fees(5)                                 [0.81%]         [0.81%]

Distribution (12b-1) fees                          [0.25%]         [1.00%]

Other expenses(6)                                    [ ]             [ ]

--------------------------------------------------------------------------------
Total annual operating expenses                      [ ]             [ ]

Minus: Expense reimbursement                         [ ]             [ ]

Net expenses(7)                                      [ ]             [ ]



EXPENSE EXAMPLE

The examples assume that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. The example assuming redemption does not reflect the effect of any taxable gain or loss at the time of the redemption. Actual performance and expenses may be higher or lower.


                                                 1 Year          3 Years
--------------------------------------------------------------------------------
Class A(8)                                        $[ ]            $[ ]
Class C(9) (assuming redemption)                  $[ ]            $[ ]
Class C (assuming no redemption)                  $[ ]            $[ ]


(1) THE INITIAL SALES CHARGE IS REDUCED FOR PURCHASES OF $50,000 OR MORE AND ELIMINATED FOR PURCHASES OF $1 MILLION OR MORE. SEE "SALES CHARGES" FOR MORE INFORMATION.

(2) THE CONTINGENT DEFERRED SALES CHARGE IS A PERCENTAGE OF THE ORIGINAL PURCHASE PRICE OF THE SHARES BEING SOLD. HOWEVER, IF ALL SHARES OF A FUND ARE BEING SOLD, THE CONTINGENT DEFERRED SALES CHARGE IS BASED ON THE ORIGINAL PURCHASE PRICE OR THE CURRENT MARKET VALUE OF THE SHARES BEING SOLD, WHICHEVER IS LESS.

(3) A CONTINGENT DEFERRED SALES CHARGE OF 1.00% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 18 MONTHS FOLLOWING PURCHASES OF $1 MILLION OR MORE MADE WITHOUT AN INITIAL SALES CHARGE. SEE "SALES CHARGES" FOR MORE INFORMATION.

(4) THE CONTINGENT DEFERRED SALES CHARGE IS ELIMINATED ONE YEAR AFTER PURCHASE.

(5) "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

(6) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(7) NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF CLASS A AND CLASS C OF THE FUND THROUGH 8/31/[ ], SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF EACH CLASS OF THE FUND ARE LIMITED TO [ ]% AND [ ]% OF AVERAGE NET ASSETS, RESPECTIVELY. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT EACH OF CLASS A AND CLASS C WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THE CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ANNUAL OPERATING EXPENSES TO EXCEED [ ]% AND [ ]% OF THE RESPECTIVE CLASS' AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

(8) REFLECTS THE MAXIMUM INITIAL SALES CHARGE IN THE FIRST YEAR AND ASSUMES THE CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

(9) REFLECTS A CONTINGENT DEFERRED SALES CHARGE IN THE FIRST YEAR.


                             10 Equity Income Fund

INVESTMENT MANAGER
[GRAPHIC OMITTED]


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the period from 11/2/2006 to 8/31/2007, the management fees paid to the Manager were [ ]% of average net assets before reimbursements. The Fund will pay the Manager [0.26]% of its average daily net assets for administrative services provided to each class of shares of the Fund.


PORTFOLIO MANAGERS

RICHARD LEVINE is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund's inception.

ANTHONY GLEASON is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1999 and has served as Portfolio Manager since the Fund's inception.

ALEXANDRA POMEROY is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC. She has been a Portfolio Manager with the firm since 2005 and has served as Portfolio Manager since the Fund's inception. Prior to that, she worked at another leading financial services firm for five years advising fund managers in her role as a relationship manager in the institutional research sales department.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and ownership of Fund shares by the Portfolio Managers.


                             11 Equity Income Fund

FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED]


Year Ended August 31, 2007(1)
PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year           10.00
 PLUS:                    Income from investment operations
                          Net investment income                             0.25
                          Net gains/losses - realized and unrealized        0.52
                          Subtotal: income from investment operations       0.77

 MINUS:                   Distributions to shareholders
                          Income dividends                                  0.25
                          Capital gains distributions                       0.00
                          Subtotal: distributions to shareholders           0.25

 EQUALS:                  Share price (NAV) at end of year                 10.52

--------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual                                                    1.00(5)
Gross expenses(2)                                                        2.91(5)
Expenses(3)                                                              1.00(5)
Net investment income - actual                                           2.81(5)

--------------------------------------------------------------------------------

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)                                                      7.73(6)
Net assets at end of year (in millions of dollars)                       5.4
Portfolio turnover rate (%)                                             26(6)


THE FIGURES ABOVE ARE FROM THE EQUITY INCOME FUND TRUST CLASS. ALL FIGURES HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) PERIOD FROM 11/2/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(3) SHOW WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.


                             12 Equity Income Fund

Neuberger Berman

YOUR INVESTMENT
--------------------------------------------------------------------------------
Class A and C shares of the Fund generally are only available through investment providers (see "Maintaining Your Account") and to Grandfathered Investors (as defined below in "Grandfathered Investors").




--   CHOOSING A SHARE CLASS

The Fund offers different classes of shares through this prospectus. Class A and C shares are available through various investment programs or accounts, including certain types of retirement plans (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

--  how long you expect to own the shares
--  how much you intend to invest
--  total expenses associated with owning shares of each class
-- whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver)
--  whether you plan to take any distributions in the near future
--  availability of share classes.


Each investor's financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.


[GRAPHIC OMITTED]



  SUMMARY OF PRIMARY DIFFERENCES AMONG SHARE CLASSES


CLASS A SHARES
Initial sales charge   Up to 5.75% (reduced for purchases of $50,000 or more and
                       eliminated for purchases of $1 million or more)

Contingent deferred    None (except that a charge of 1.00% applies to certain
  sales charge         redemptions made within 18 months following purchases of
                       $1 million or more without an initial sales charge)

12b-1 fees             0.25% annually

Dividends              Generally higher than Class C due to lower annual
                       expenses

Purchase maximum       None

Conversion             None

CLASS C SHARES
Initial sales charge   None

Contingent deferred    1.00% if shares are sold within one year after purchase
  sales charge

12b-1 fees             1.00% annually

Dividends              Generally lower than Class A due to higher 12b-1 fees

Purchase maximum       See the discussion regarding purchase minimums and
                       maximums in "Maintaining Your Account"

Conversion             None


                                  13 Your Investment

--   SALES CHARGES

CLASS A SALES CHARGES -- The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The "offering price," the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.



                           Sales charges as a percentage
                                        of:                          Dealer
                                                                   commission
                                                  Net amount    as a percentage
Investment                      Offering Price    invested     of offering price
--------------------------------------------------------------------------------

Less than $50,000                     5.75%       6.10%              5.00%

$50,000 but less than $100,000        4.75%       4.99%              4.00%


$100,000 but less than $250,000       3.75%       3.90%              3.00%


$250,000 but less than $500,000       2.75%       2.83%              2.25%


$500,000 but less than                2.00%       2.04%              1.75%
  $1 million

$1 million or more and certain        None        None            See below
other investments described below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- The following investments are not subject to any initial or contingent deferred sales charge if Neuberger Berman Management Inc. is properly notified of the nature of the investment:

-- investments in Class A shares made by endowments or foundations with $50 million or more in assets
-- investments in Class A shares by Grandfathered Investors (see "Grandfathered Investors" below for more information)
-- investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer's load-waived A share program with the fund family.


                               14 Your Investment

Neuberger Berman Management Inc. may pay investment providers up to 1% on investments made in Class A shares with no initial sales charge. The Fund may reimburse Neuberger Berman Management Inc. for all or a portion of these payments through its plans of distribution. (See "Distribution and Shareholder Servicing Fees" below for additional information regarding the Fund's plans of distribution.)

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment providers authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund's Board of Trustees. Please see the Statement of Additional Information for more information.

CLASS C SALES CHARGES -- Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Sales Charge Reductions and Waivers - Contingent deferred sales charge waivers" below. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. Neuberger Berman Management Inc. pays 1% of the amount invested to investment providers who sell Class C shares. See "Distribution and Shareholder Servicing Fees" below for information regarding the Fund's plans of distribution.



--   SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION IN YOUR CLASS A INITIAL SALES CHARGE, YOU OR YOUR INVESTMENT PROVIDER MUST LET NEUBERGER BERMAN MANAGEMENT INC. KNOW AT THE TIME YOU PURCHASE SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU OR YOUR INVESTMENT PROVIDER DOES NOT LET NEUBERGER BERMAN MANAGEMENT INC. KNOW THAT YOU ARE ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your investment provider to provide Neuberger Berman Management Inc. with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or C contingent deferred sales charge waived, you or your investment provider must let Neuberger Berman Management Inc. know at the time you redeem shares that you qualify for such a waiver.

IN ADDITION TO THE INFORMATION BELOW, YOU MAY OBTAIN MORE INFORMATION ABOUT SALES CHARGE REDUCTIONS AND WAIVERS FROM THE STATEMENT OF ADDITIONAL INFORMATION OR FROM YOUR INVESTMENT PROVIDER.


                               15 Your Investment

REDUCING YOUR CLASS A INITIAL SALES CHARGE -- Consistent with the policies described in this prospectus, you and your "immediate family" (your spouse -- or equivalent if recognized under local law -- and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge. However, for this purpose, investments representing direct purchases of money market funds in the fund family are excluded.

AGGREGATING ACCOUNTS TO REDUCE CLASS A INITIAL SALES CHARGE -- To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

-- trust accounts established by the above individuals (please see the Statement of Additional Information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased)
--  solely controlled business accounts
--  single-participant retirement plans.

CONCURRENT PURCHASES TO REDUCE CLASS A INITIAL SALES CHARGE -- You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge. However, for this purpose, purchases of money market funds in the fund family are excluded.

RIGHTS OF ACCUMULATION TO REDUCE CLASS A INITIAL SALES CHARGE -- You may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. However, for this purpose, holdings representing direct purchases of money market funds in the fund family are excluded. Subject to your investment provider's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the Statement of Additional Information for details. You should retain any records necessary to substantiate the historical amounts you have invested. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family.

LETTER OF INTENT TO REDUCE CLASS A INITIAL SALES CHARGE -- You may reduce your Class A sales charge by establishing a letter of intent. A letter of intent allows you to combine all purchases of all share classes of non-money market funds in the fund family you intend to make over a 13-month period (the "Period") to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. Employer sponsored retirement plans may be restricted from establishing a letter of intent. See "Sales Charges" above for more information.

RIGHT OF REINVESTMENT -- Please see "Maintaining Your Account - When you sell shares" below for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

CONTINGENT DEFERRED SALES CHARGE WAIVERS -- The contingent deferred sales charge on Class A and C shares may be waived in the following cases:


                               16 Your Investment

-- permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased
-- tax-free returns of excess contributions to individual retirement accounts ("IRAs")
-- redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)
-- distributions from an IRA upon the shareholder's attainment of age 59 1/2 -- IRA rollover from a fund in the fund family held in an employer sponsored retirement plan to Class A shares
-- redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document
-- the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

    -- redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver)
    -- if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash)
    -- if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase.

EXCHANGES OF SHARES -- Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund having a sales charge.


--   SHARE PRICES

Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share is the offering price which is the Fund's net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share. Unless a contingent deferred sales charge or redemption fee is applied, the Fund pays you the full share price when you sell shares. (See "Sales Charges" for more information.)

Your investment provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.


                               17 Your Investment

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.


[GRAPHIC OMITTED]



  SHARE PRICE CALCULATIONS

THE NET ASSET VALUE PER SHARE OF EACH CLASS OF THE FUND IS THE TOTAL VALUE OF FUND ASSETS ATTRIBUTABLE TO SHARES OF THAT CLASS MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF SHARES OUTSTANDING FOR THAT CLASS. BECAUSE THE VALUE OF THE FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

WHEN VALUING PORTFOLIO SECURITIES, THE FUND USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A REPORTED MARKET PRICE IS NOT AVAILABLE OR THE FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. THE FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO THE FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT THE FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT THE FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.



--   PRIVILEGES AND SERVICES

If you use an investment provider, consult your investment provider for information about investment services. If you are a Grandfathered Investor, see "Grandfathered Investors" for information about privileges and services.



--   MAINTAINING YOUR ACCOUNT

PURCHASE OF CLASS A AND C SHARES -- To open an account and purchase Class A and C shares of the Fund, contact any investment provider authorized to sell the Fund's shares. For


                               18 Your Investment

Grandfathered Investors, instructions for buying shares are under "Buying Shares." In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus. Contact your investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

You should check with your investment provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy shares. Every purchase order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed "accepted" when the Fund's transfer agent has received payment for the shares. In the case of certain investment providers, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, for Grandfathered Investors, if you have established a systematic investment program (SIP) with the Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

PURCHASE MINIMUMS -- Your first investment must be at least $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases. Please see the Statement of Additional Information for more information.

PURCHASE MAXIMUMS -- For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor's aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Sales Charges" and the Statement of Additional Information for more information regarding sales charge discounts.

WHEN YOU SELL SHARES -- Contact your investment provider to sell shares of the Fund. For Grandfathered Investors, instructions for selling shares are under "Selling Shares." When you sell shares, you will receive the next share price to be calculated after your order has been accepted minus any applicable contingent deferred sales charge or redemption fee. You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to sell shares. Redemption orders are deemed "accepted" when the Fund's transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").

If you notify your investment provider, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the


                               19 Your Investment
same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is accepted. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. This paragraph does not apply to rollover investments as described under "Rollovers from retirement plans to IRAs."

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of that Fund's shareholders as a whole.

UNCASHED CHECKS -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

WHEN YOU EXCHANGE SHARES -- Generally, you can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund both without a sales charge. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund having a sales charge. Currently, only certain funds in the fund family offer Class A and C shares. There are three things to remember when making an exchange:

--  both accounts must have the same registration
-- you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved
-- because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your investment providers to see if they allow you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

PLACING ORDERS BY TELEPHONE -- If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.


                               20 Your Investment

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven business days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

-- in unusual circumstances where the law allows additional time if needed -- if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Fund reserves the right to:

--  suspend the offering of shares
--  reject any exchange or purchase order
-- suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
--  change, suspend, or revoke the exchange privilege
--  suspend the telephone order privilege
-- satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
-- suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")
-- change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
-- remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


[GRAPHIC OMITTED]



  MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

                               21 Your Investment

[GRAPHIC OMITTED]



  INVESTMENT PROVIDERS

THE CLASS A AND C SHARES AVAILABLE IN THIS PROSPECTUS CAN BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM YOUR INVESTMENT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES (SEE "MAINTAINING YOUR ACCOUNT - WHEN YOU EXCHANGE SHARES"). CURRENTLY, ONLY CERTAIN FUNDS IN THE FUND FAMILY OFFER CLASS A AND C SHARES.

IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.


[GRAPHIC OMITTED]



  ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS

NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUND, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUND TO YOU. IF YOU HAVE PURCHASED SHARES OF THE FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS BY NEUBERGER BERMAN MANAGEMENT INC. OR ITS AFFILIATES WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF THE FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


[GRAPHIC OMITTED]



  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

THE FUND HAS ADOPTED PLANS PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. UNDER THE PLANS, CLASS A AND C PAY THE FUND'S DISTRIBUTOR, NEUBERGER BERMAN MANAGEMENT INC., AT AN ANNUAL RATE OF 0.25% AND 1.00%, RESPECTIVELY, OF THEIR AVERAGE NET ASSETS TO COMPENSATE FINANCIAL INTERMEDIARIES FOR PROVIDING DISTRIBUTION RELATED SERVICES TO THE FUND AND/OR ADMINISTRATIVE OR SHAREHOLDER SERVICES TO FUND SHAREHOLDERS. NEUBERGER BERMAN MANAGEMENT INC. MAY ALSO RETAIN PART OF THIS FEE AS COMPENSATION FOR PROVIDING THESE SERVICES. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.


[GRAPHIC OMITTED]



  INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE


                               22 Your Investment

MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.


[GRAPHIC OMITTED]



  RETIREMENT PLANS

IF YOU USE AN INVESTMENT PROVIDER, CONTACT YOUR INVESTMENT PROVIDER FOR INFORMATION ON RETIREMENT PLANS OR ACCOUNTS.


[GRAPHIC OMITTED]



  ROLLOVERS FROM RETIREMENT PLANS TO IRAS

ASSETS FROM RETIREMENT PLANS MAY BE INVESTED IN CLASS A OR C SHARES THROUGH AN IRA ROLLOVER. ROLLOVERS INVESTED IN CLASS A SHARES FROM RETIREMENT PLANS WILL BE SUBJECT TO APPLICABLE SALES CHARGES AND THE TERMS AND CONDITIONS GENERALLY APPLICABLE TO CLASS A SHARE INVESTMENTS AS DESCRIBED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.


[GRAPHIC OMITTED]



  INTERNET ACCESS

IF YOU USE AN INVESTMENT PROVIDER, CONTACT YOUR INVESTMENT PROVIDER ABOUT THE SERVICES AND INFORMATION IT PROVIDES ON THE INTERNET.



--   DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of the distributing Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.


HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax. "Qualified distributions" from Roth IRAs are tax free if a five-year holding period is satisfied. Please refer to the Neuberger Berman Management Inc. Roth IRA Custodial Agreement and Disclosure Statement for more details. Earnings and gains in traditional IRAs, SEP-IRAs, SIMPLE-IRAs and other types of qualified retirement plans, such as profit sharing plans, are tax deferred until withdrawn. For more details on distributions from these types of accounts, refer to the Neuberger Berman Management Inc. Plan Documents.


                               23 Your Investment

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, the Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.


[GRAPHIC OMITTED]



  TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THAT STATEMENT, OR A SEPARATE STATEMENT FROM US OR YOUR INVESTMENT PROVIDER COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.


[GRAPHIC OMITTED]



  BACKUP WITHHOLDING

THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS (REGARDLESS OF WHETHER YOU REALIZED A GAIN OR LOSS) IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT


                               24 Your Investment

NUMBER, IF WE RECEIVE FROM YOU THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE SOCIAL SECURITY ADMINISTRATION FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700. IF YOU ARE USING AN INVESTMENT PROVIDER, CONSULT YOUR INVESTMENT PROVIDER ABOUT OPENING A CUSTODIAL ACCOUNT.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.


[GRAPHIC OMITTED]



  BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE THE FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.



--   GRANDFATHERED INVESTORS

Some of the funds in the fund family offer Investor or Trust Class shares in which members of the general public can directly invest with Neuberger Berman. Investor Class shares are sold with no initial sales charge and no 12b-1 fee (except for Investor Class shares of Lehman Brothers Core Bond Fund which has a 12b-1 fee). Trust Class shares are sold with no initial sales charge and may have a 12b-1 fee. In the near future, it is expected that Neuberger Berman will no longer allow members of the general public to directly invest with Neuberger Berman. Once this occurs, only investors who established accounts in Investor Class or Trust Class shares prior to the public sale of the first load fund in the fund family and who have continuously maintained an account in Investor Class or Trust Class shares since that date may purchase Investor Class or Trust Class shares. These investors are referred to as "Grandfathered Investors."

For Grandfathered Investors, see below for information regarding investment services. If you use an investment provider, consult your investment provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.


                               25 Your Investment

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDFONE(R) -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.


[GRAPHIC OMITTED]



  DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT -- SAY, $100 A MONTH -- YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.


[GRAPHIC OMITTED]



  INTERNET ACCESS

GRANDFATHERED INVESTORS WITH INTERNET ACCESS CAN ENJOY MANY VALUABLE AND TIME-SAVING FEATURES BY VISITING US AT WWW.NB.COM.

THE SITE OFFERS MORE COMPLETE INFORMATION ON OUR FUNDS, INCLUDING CURRENT PERFORMANCE DATA, PORTFOLIO MANAGER INTERVIEWS, TAX INFORMATION PLUS EDUCATIONAL ARTICLES, NEWS AND ANALYSIS. YOU CAN TAILOR THE SITE SO IT SERVES UP INFORMATION THAT IS MOST RELEVANT TO YOU.

AS A FUND SHAREHOLDER, YOU CAN USE THE WEB SITE TO ACCESS ACCOUNT INFORMATION 24 HOURS A DAY.


[GRAPHIC OMITTED]



  RETIREMENT PLANS

WE OFFER GRANDFATHERED INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU. CALL 800-877-9700 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.

                               26 Your Investment

BUYING SHARES - GRANDFATHERED INVESTORS

If you are a Grandfathered Investor buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact the investment provider for instructions.


 METHOD                   THINGS TO KNOW                                      INSTRUCTIONS

------------------------------------------------------------------------------------------------------------------------------------
 SENDING US A CHECK       Your first investment must be at least $1,000       Fill out the application and enclose your
                                                                              check
                          Additional investments can be as little as $100
                                                                              If regular first-class mail, send to:
                          We cannot accept cash, money orders, starter        NEUBERGER BERMAN FUNDS
                          checks, cashier's checks, travelers checks, or      BOSTON SERVICE CENTER
                          other cash equivalents                              P.O. BOX 8403
                                                                              BOSTON, MA 02266-8403
                          You will be responsible for any losses or fees
                          resulting from a bad check; if necessary, we may    If express delivery, registered mail, or
                          sell other shares belonging to you in order to      certified mail, send to:
                          cover these losses                                  NEUBERGER BERMAN FUNDS
                                                                              C/O STATE STREET BANK AND TRUST COMPANY
                          All checks must be made out to "Neuberger           30 DAN ROAD
                          Berman Funds"; we cannot accept checks made         CANTON, MA 02021
                          out to you or other parties and signed over to us

------------------------------------------------------------------------------------------------------------------------------------

 WIRING MONEY             All wires must be for at least $1,000               Before wiring any money, call 800-877-9700
                                                                              for an order confirmation

                                                                              Have your financial institution send your wire
                                                                              to State Street Bank and Trust Company

                                                                              Include your name, the Fund name, your
                                                                              account number and other information as
                                                                              requested

------------------------------------------------------------------------------------------------------------------------------------

 EXCHANGING FROM ANOTHER  All exchanges must be for at least $1,000           Call 800-877-9700 to place your order
 FUND
                          Both accounts involved must be registered in the
                          same name, address and tax ID number

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

 BY TELEPHONE             We do not accept phone orders for a first           Call 800-877-9700 to notify us of your
                          investment                                          purchase

                          Additional shares will be purchased when your       Immediately follow up with a wire or
                          order is accepted                                   electronic transfer

                          Not available on retirement accounts

------------------------------------------------------------------------------------------------------------------------------------

 SETTING UP SYSTEMATIC    All investments must be at least $100               Call 800-877-9700 for instructions
 INVESTMENTS



                                                         27 Your Investment


SELLING SHARES - GRANDFATHERED INVESTORS

 METHOD                   THINGS TO KNOW                                       INSTRUCTIONS

------------------------------------------------------------------------------------------------------------------------------------

 SENDING US A LETTER      Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,     signed by all registered owners; include your
                          payable to the registered owner(s)                   name, account number, the Fund name, the
                                                                               dollar amount or number of shares you want
                          If you have designated a bank account on your        to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account; if the total balance of    If regular first-class mail, send to:
                          all of your Neuberger Berman fund accounts is        NEUBERGER BERMAN FUNDS
                          less than $200,000, you will be charged an $8.00     BOSTON SERVICE CENTER
                          wire fee                                             P.O. BOX 8403
                                                                               BOSTON, MA 02266-8403
                          You can also request that we send the proceeds
                          to your designated bank account by electronic        If express delivery, registered mail, or
                          transfer (ACH) without a fee                         certified mail, send to:
                                                                               NEUBERGER BERMAN FUNDS
                          You may need a Medallion signature guarantee         C/O STATE STREET BANK AND TRUST COMPANY
                                                                               30 DAN ROAD
                          Please also supply us with your e-mail address       CANTON, MA 02021
                          and daytime telephone number when you write to
                          us in the event we need to reach you

------------------------------------------------------------------------------------------------------------------------------------

 SENDING US A FAX         For amounts of up to $50,000                         Write a request to sell shares as described
                                                                               above
                          Not available if you have changed the address on
                          the account in the past 15 days                      Call 800-877-9700 to obtain the appropriate
                                                                               fax number

------------------------------------------------------------------------------------------------------------------------------------

 CALLING IN YOUR ORDER    All phone orders to sell shares must be for at       Call 800-877-9700 to place your order
                          least $1,000 unless you are closing out an
                          account                                              Give your name, account number, the Fund
                                                                               name, the dollar amount or number of shares
                          Not available if you have declined the phone         you want to sell, and any other instructions
                          option or are selling shares in certain retirement
                          accounts (The only exception is for those
                          retirement shareholders who are at least 59 1/2 or
                          older and have their birthdates on file)

                          Not available if you have changed the address on the account in the past 15 days

------------------------------------------------------------------------------------------------------------------------------------

 EXCHANGING INTO ANOTHER  All exchanges must be for at least $1,000            Call 800-877-9700 to place your order
 FUND
                          Both accounts must be registered in the same
                          name, address and tax ID number
                          An exchange order cannot be cancelled or
                          changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

 SETTING UP SYSTEMATIC    For accounts with at least $5,000 worth of shares    Call 800-877-9700 for instructions
 WITHDRAWALS              in them

                          Withdrawals must be at least $100



                                                         28 Your Investment


--   MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.


--   PORTFOLIO HOLDINGS POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

The complete portfolio holdings for the Fund is available at https://www.nb.com/nb/ mutual_funds_prospectuses 15-30 days after each month-end.

The Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.



--   FUND STRUCTURE

The Fund uses a "multiple class" structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A and C shares of the Fund.


                               29 Your Investment

                               30 Your Investment

[GRAPHIC OMITTED]



NEUBERGER BERMAN EQUITY FUNDS
CLASS A AND C CLASS SHARES


If you would like further details on this Fund you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about the Fund's recent performance, including:

-- a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year
--   Fund performance data and financial statements
--   portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on this Fund, including:

--   various types of securities and practices, and their risks
--   investment limitations and additional policies
--   information about the Fund's management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC


[GRAPHIC OMITTED]



      OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]



      I0098 2/08 49857 SEC file number: 811-582



[GRAPHIC OMITTED]



Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

[GRAPHIC OMITTED]


                              Subject to Completion
                             Preliminary Prospectus
                             Dated February 22, 2008
                    The information in this Prospectus is not
          complete and may be changed. We may not sell these securities until the registration statement filed
            with the Securities and Exchange Commission is effective.
                  This Prospectus is not an offer to sell these
                    securities and is not soliciting an offer
 to buy these securities in any state where the offer or sale is not permitted.


PROSPECTUS - [ ] 2008

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Neuberger Berman


EQUITY FUNDS

INSTITUTIONAL CLASS SHARES
Equity Income Fund

Contents
--------------------------------------------------------------------------------

EQUITY FUNDS
Equity Income Fund...........................................................2


YOUR INVESTMENT
Share Prices................................................................13

Privileges and Services.....................................................14

Distributions and Taxes.....................................................14

Maintaining Your Account....................................................16

Market Timing Policy........................................................22

Portfolio Holdings Policy...................................................22

Fund Structure..............................................................23



THIS FUND:

--  is designed for investors with long-term goals in mind
-- offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
-- carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
-- is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
-- normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.


THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2008 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman

EQUITY INCOME FUND
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


GOAL & STRATEGY

THE FUND SEEKS TOTAL RETURN EMPHASIZING BOTH CURRENT INCOME AND CAPITAL APPRECIATION.

To pursue this goal, the Fund invests mainly in income-oriented equity securities that pay dividends, which may include real estate investment trusts ("REITs"), convertible securities, Canadian income trusts, master limited partnership units ("MLPs") and common stocks. The Fund may invest in companies of any market capitalization. The Fund seeks to generate a current yield that is greater than the average current yield for stocks in the Standard & Poor's 500 Composite Stock Index. By selecting these types of equity securities, the Fund seeks to dampen the market volatility associated with investing in equity securities.

The Fund may also employ the use of options to attempt to enhance the current return on its securities or to protect against a sharp drop in prices. More specifically, the Fund may write calls against positions in the portfolio ("covered calls") or buy puts on individual stocks or on market indices.

The Fund typically employs a "value" approach in selecting investments. The Portfolio Managers have access to Neuberger Berman's research analysts. Neuberger Berman currently has 22 research analysts who cover approximately 300 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to help choose what they believe to be attractive investments. On average, the research analysts have 13 years of investment research experience and in-depth knowledge of their industries and companies. The research analysts are "buy-side" analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

In addition to relying on Neuberger Berman research analysts, the Portfolio Managers conduct their own research and analysis. This includes company visits to view operations, meeting with management to gain a better understanding of the capital allocation process and corporate strategy, and employing an analytical framework in an effort to detect deception and monitor accounting quality.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities; it will not change this strategy without providing shareholders at least 60 days' advance notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in market values will not require the Fund to dispose of a holding.


[GRAPHIC OMITTED]



  VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS


                              2 Equity Income Fund

UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


[GRAPHIC OMITTED]



  ALL CAP: LARGE- MID- AND SMALL-CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


[GRAPHIC OMITTED]



  REAL ESTATE INVESTMENT TRUSTS

A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN
INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME AND GAINS DISTRIBUTED TO SHAREHOLDERS, PROVIDED THEY COMPLY WITH CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE.

REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF BOTH EQUITY AND MORTGAGE REITS.


[GRAPHIC OMITTED]



  CONVERTIBLE SECURITIES

A CONVERTIBLE SECURITY IS A BOND, DEBENTURE, NOTE, PREFERRED STOCK, OR OTHER SECURITY THAT MAY BE CONVERTED INTO OR EXCHANGED FOR EQUITY SECURITIES. CONVERTIBLE SECURITIES GENERALLY HAVE FEATURES OF BOTH COMMON STOCKS AND DEBT SECURITIES. CONVERTIBLE SECURITIES ORDINARILY PROVIDE A STREAM OF INCOME WITH GENERALLY HIGHER YIELDS THAN COMMON STOCKS, BUT LOWER THAN NON-CONVERTIBLE DEBT. THE PRICE OF A CONVERTIBLE SECURITY OFTEN REFLECTS VARIATIONS IN THE PRICE OF THE UNDERLYING COMMON STOCK IN A WAY THAT NON-CONVERTIBLE DEBT MAY NOT. A CONVERTIBLE SECURITY MAY BE SUBJECT TO REDEMPTION AT THE OPTION OF THE ISSUER AT A PRICE ESTABLISHED IN THE SECURITY'S GOVERNING INSTRUMENT.


[GRAPHIC OMITTED]



  CANADIAN INCOME TRUSTS

CANADIAN INCOME TRUSTS COMMONLY HOLD DEBT OR EQUITY SECURITIES IN AN UNDERLYING ACTIVE BUSINESS. INCOME TRUSTS GENERALLY FALL INTO FOUR SECTORS: BUSINESS TRUSTS, UTILITY TRUSTS, RESOURCE TRUSTS AND REAL ESTATE INVESTMENT TRUSTS. INCOME TRUSTS ARE GENERALLY A MORE TAX EFFICIENT WAY FOR A BUSINESS TO PAY INCOME TO ITS INVESTORS. THE VALUE OF AN INCOME TRUST CAN RISE OR FALL FOR THE SAME REASONS THAT AFFECT EQUITY SECURITIES OR BECAUSE OF CHANGES TO INTEREST RATES.


                              3 Equity Income Fund

[GRAPHIC OMITTED]



  MASTER LIMITED PARTNERSHIPS

MLPS ARE LIMITED PARTNERSHIPS IN WHICH THE OWNERSHIP UNITS ARE PUBLICLY TRADED. MLP UNITS ARE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND ARE FREELY TRADED ON A SECURITIES EXCHANGE OR IN THE OVER-THE-COUNTER MARKET. THE MAJORITY OF MLPS OPERATE IN OIL AND GAS RELATED BUSINESSES INCLUDING ENERGY PROCESSING AND DISTRIBUTION. MANY MLPS ARE PASS-THROUGH ENTITIES THAT GENERALLY ARE TAXED AT THE SECURITY HOLDER LEVEL AND GENERALLY ARE NOT SUBJECT TO FEDERAL OR STATE INCOME TAX AT THE PARTNERSHIP LEVEL. ANNUAL INCOME, GAINS, LOSSES, DEDUCTIONS OR CREDITS OF THE MLP PASS THROUGH DIRECTLY TO ITS SECURITY HOLDERS. GENERALLY, AN MLP IS OPERATED UNDER THE SUPERVISION OF ONE OR MORE MANAGING GENERAL PARTNERS. LIMITED PARTNERS ARE NOT INVOLVED IN THE DAY-TO-DAY MANAGEMENT OF THE MLP.


                              4 Equity Income Fund

MAIN RISKS
[GRAPHIC OMITTED]



Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

--  fluctuate more widely in price than the market as a whole
-- underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
-- be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

--  may have a shorter history of operations than larger companies
--  may not have as great an ability to raise additional capital
-- may have a less diversified product line, making them more susceptible to market pressure.

DIVIDENDS. Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Qualified dividend income received by the Fund and distributed to its shareholders will generally be eligible for the reduced tax rate applicable to such income. Recently enacted tax legislation extended the reduced tax rate so that it will expire for taxable years beginning on or after January 1, 2011. A portion of the distributions that the Fund receives may be a return of capital.

INTEREST RATE RISK. Interest rate risk is the risk that certain investments, including dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.

MLPS. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.


                              5 Equity Income Fund

CANADIAN INCOME TRUSTS. An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (which include a fund that invests in the income trust) could be held responsible for such obligations. Income trusts created pursuant to Canadian tax laws allow for the elimination or minimization of Canadian income tax at the entity level if substantially all of the income is passed through to the unit holders. There can be no assurance that income tax laws and government incentive programs will not be changed in a manner which adversely affects unit holders.

REITS AND OTHER REAL ESTATE COMPANIES. To the extent the Fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the Fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free "pass-through" of income under the federal tax law.

UTILITY COMPANIES. To the extent the Fund invests in the utilities sector, its performance will also be affected by the performance of utility companies. Utility companies are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, increased risk and competition in deregulated sectors, and the cost and delay of technological developments. In addition, securities of utility companies are volatile and may underperform in a sluggish economy.

COVERED CALLS. A "covered call" involves selling a call option (or the right to purchase a security at a specific price within a given time period) while simultaneously holding an equivalent position in the underlying security. When writing a covered call option, the Fund, in return for a premium,


                              6 Equity Income Fund
gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If the option expires unexercised (because the stock has declined), the Fund keeps the premium; however, the premium may be offset by a decline in the market value of the underlying security during the option period. If the holder exercises the option, the stock must be delivered, but because the Fund already owns the stock, risk is limited.

PUT OPTIONS. A put option involves buying the right to sell a security at a specific price within a given time period. The Fund also may purchase put options on securities indices. The Fund may purchase put options for any number of reasons including: to manage exposure to changes in securities prices; to increase the Fund's exposure to a specific part or broad segment of the U.S. market; to enhance income; to protect the value of a security; and to serve as a cash management tool. Put options may not always be successful hedges and their prices can be highly volatile. If a put option that the Fund has purchased expires unexercised (due to an increase in the value of the underlying security), the Fund will lose the amount of the premium.

SECTOR RISK. The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

The Fund may emphasize the real estate and utilities sectors of the market at any given time and may invest up to 35% of the total assets of the Fund in each of those sectors. If it emphasizes one or both of those sectors, your investment in the Fund will be linked to the performance of the real estate sector, the utilities sector or both sectors. To the extent it emphasizes either sector, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries or sectors.

VALUE INVESTING. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.


[GRAPHIC OMITTED]



  OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.


                              7 Equity Income Fund

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                              8 Equity Income Fund

PERFORMANCE
[GRAPHIC OMITTED]



The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 '98     '99     '00     '01     '02     '03     '04     '05     '06    '07
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]




     BEST QUARTER:
     WORST QUARTER:
     Year-to-date performance as of 3/31/2008:



     AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2007*


                                                             Since
                                                            Inception
                                           1 Year          (11/2/2006)

EQUITY INCOME FUND
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on
Distributions and
Sale of Fund Shares
S&P 500 Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.

* THE ABOVE PERFORMANCE IS THAT OF THE EQUITY INCOME FUND TRUST CLASS. BECAUSE THE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE TRUST CLASS.


[GRAPHIC OMITTED]



  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


                              9 Equity Income Fund

INVESTOR EXPENSES
[GRAPHIC OMITTED]



The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


SHAREHOLDER FEES                                                 None

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% ofaverage
net assets)*

These are deducted from Fund assets,
so you pay them indirectly

Management fees**                                               [0.70]%

Distribution (12b-1) fees                                       [None]

Other expenses                                                   [ ]

Acquired fund fees and expenses***                               [ ]

--------------------------------------------------------------------------------
Total annual operating expenses                                  [ ]
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                     [ ]
--------------------------------------------------------------------------------
Net expenses****                                                 [ ]


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


                             1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                      $[ ]      $[ ]       $[ ]       $[ ]


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. (NBMI) OR AN AFFILIATE.

**** NBMI HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/ [ ], SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO [ ]% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED [ ]% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]


INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the period from 11/2/2006 to 8/31/2007, the management fees paid to the Manager were [ ]% of average net assets before reimbursements. The Fund will pay the Manager fees at the annual rate of [0.15%] of average daily net assets for administration services provided to the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2008.

                             10 Equity Income Fund

PORTFOLIO MANAGERS

RICHARD LEVINE is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund's inception.

ANTHONY GLEASON is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1999 and has served as Portfolio Manager since the Fund's inception.

ALEXANDRA POMEROY is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC. She has been a Portfolio Manager with the firm since 2005 and has served as Portfolio Manager since the Fund's inception. Prior to that, she worked at another leading financial services firm for five years advising fund managers in her role as a relationship manager in the institutional research sales department.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and ownership of Fund shares by the Portfolio Managers.


                             11 Equity Income Fund

FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED]




Year Ended August 31,                                                    2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year           10.00
 PLUS:                    Income from investment operations
                          Net investment income                             0.25
                          Net gains/losses - realized and unrealized        0.52
                          Subtotal: income from investment operations       0.77

 MINUS:                   Distributions to shareholders
                          Income dividends                                  0.25
                          Capital gains distributions                       0.00
                          Subtotal: distributions to shareholders           0.25

 EQUALS:                  Share price (NAV) at end of year                 10.52

--------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual                                                    1.00(5)
Gross expenses(2)                                                        2.91(5)
Expenses(3)                                                              1.00(5)
Net investment income - actual                                           2.81(5)
--------------------------------------------------------------------------------

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)                                                      7.73(6)
Net assets at end of year (in millions of dollars)                       5.4
Portfolio turnover rate (%)                                             26(6)


THE FIGURES ABOVE ARE FROM THE EQUITY INCOME FUND TRUST CLASS. ALL FIGURES HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) PERIOD FROM 11/2/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(3) SHOW WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.

                             12 Equity Income Fund

Neuberger Berman

YOUR INVESTMENT
--------------------------------------------------------------------------------
Institutional Class Shares of the Fund are available through an investment provider or from Neuberger Berman Management Inc. (see "Maintaining Your Account").



--   SHARE PRICES

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share. The Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.


[GRAPHIC OMITTED]



  SHARE PRICE CALCULATIONS

THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF THE FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO ITS INSTITUTIONAL CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF THE FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.


WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A REPORTED MARKET PRICE IS NOT AVAILABLE OR THE FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. THE FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO THE FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT THE FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT THE FUND'S NET ASSET


                               13 Your Investment

VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.



--   PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $5 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.


[GRAPHIC OMITTED]



  DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.



--   DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional Institutional Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account, or invested in Institutional Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Institutional Class shares of the Fund or paid in cash.


                               14 Your Investment

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, the Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.


[GRAPHIC OMITTED]



  TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THAT STATEMENT, OR A SEPARATE STATEMENT FROM US OR YOUR INVESTMENT PROVIDER COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.


[GRAPHIC OMITTED]



  BACKUP WITHHOLDING

THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS (REGARDLESS OF WHETHER YOU REALIZE A GAIN OR LOSS) IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER


                               15 Your Investment

IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE SOCIAL SECURITY ADMINISTRATION FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO IT, AND IT MUST SUPPLY ITS TAXPAYER
IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.


[GRAPHIC OMITTED]



  BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL INSTITUTIONAL CLASS SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE THE FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.



--   MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed "accepted" when the Fund's transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if


                               16 Your Investment
you have established a systematic investment program (SIP) with the Fund, your order is deemed "accepted" on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Fund's transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").

When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of the Fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move an investment from the Fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from the Fund to purchase shares of the other fund. There are three things to remember when making an exchange:

--  both accounts must have the same registration
-- you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved
-- because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.


                               17 Your Investment

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

-- in unusual circumstances where the law allows additional time if needed -- if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Fund reserves the right to:

--  suspend the offering of shares
--  reject any exchange or purchase order
-- suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
--  change, suspend, or revoke the exchange privilege
--  suspend the telephone order privilege
-- satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
-- suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")
-- change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
-- remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


[GRAPHIC OMITTED]



  MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

                               18 Your Investment

[GRAPHIC OMITTED]



  INVESTMENT PROVIDERS

THE INSTITUTIONAL CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES. SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION. IN EXCHANGE FOR SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.


[GRAPHIC OMITTED]



  ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS

NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUND, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUND TO YOU. IF YOU HAVE PURCHASED SHARES OF THE FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS BY NEUBERGER BERMAN MANAGEMENT INC. OR ITS AFFILIATES WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF THE FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


[GRAPHIC OMITTED]



  INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               19 Your Investment

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.



BUYING SHARES


 METHOD                   THINGS TO KNOW                                       INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 SENDING US A CHECK       Your first investment must be at least $5 million    Fill out the application and enclose your
                                                                               check
                          We cannot accept cash, money orders, starter
                          checks, cashier's checks, travelers checks, or       If regular first-class mail, send to:
                          other cash equivalents                               NEUBERGER BERMAN FUNDS
                                                                               BOSTON SERVICE CENTER
                          You will be responsible for any losses or fees       P.O. BOX 8403
                          resulting from a bad check; if necessary, we may     BOSTON, MA 02266-8403
                          sell other shares belonging to you in order to
                          cover these losses                                   If express delivery, registered mail, or
                                                                               certified mail, send to:
                          All checks must be made out to "Neuberger            NEUBERGER BERMAN FUNDS
                          Berman Funds"; we cannot accept checks made          C/O STATE STREET BANK AND TRUST COMPANY
                          out to you or other parties and signed over to us    30 DAN ROAD
                                                                               CANTON, MA 02021

------------------------------------------------------------------------------------------------------------------------------------

 WIRING MONEY             Your first investment must be at least $5 million    Before wiring any money, call 800-366-6264
                                                                               for an order confirmation

                                                                               Have your financial institution send your wire
                                                                               to State Street Bank and Trust Company

                                                                               Include your name, the Fund name, your
                                                                               account number and other information as
                                                                               requested

------------------------------------------------------------------------------------------------------------------------------------

 EXCHANGING FROM ANOTHER  All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
 FUND
                          Both accounts involved must be registered in the
                          same name, address and tax ID number

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

 BY TELEPHONE             We do not accept phone orders for a first            Call 800-366-6264 to notify us of your
                          investment                                           purchase

                          Additional shares will be purchased when your        Immediately follow up with a wire or
                          order is accepted                                    electronic transfer

                          Not available on retirement accounts

------------------------------------------------------------------------------------------------------------------------------------

 SETTING UP SYSTEMATIC    All investments must be at least $100 (in            Call 800-366-6264 for instructions
 INVESTMENTS              addition to an initial minimum investment of at
                          least $5 million)


                                                         20 Your Investment

SELLING SHARES


 METHOD                   THINGS TO KNOW                                       INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 SENDING US A LETTER      Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,     signed by all registered owners; include your
                          payable to the registered owner(s)                   name, account number, the Fund name, the
                                                                               dollar amount or number of shares you want
                          If you have designated a bank account on your        to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account                             If regular first-class mail, send to:
                                                                               NEUBERGER BERMAN FUNDS
                          You can also request that we send the proceeds       BOSTON SERVICE CENTER
                          to your designated bank account by electronic        P.O. BOX 8403
                          transfer (ACH)                                       BOSTON, MA 02266-8403

                          You may need a Medallion signature guarantee         If express delivery, registered mail, or
                                                                               certified mail, send to:
                          Please also supply us with your e-mail address       NEUBERGER BERMAN FUNDS
                          and daytime telephone number when you write to       C/O STATE STREET BANK AND TRUST COMPANY
                          us in the event we need to reach you                 30 DAN ROAD
                                                                               CANTON, MA 02021

------------------------------------------------------------------------------------------------------------------------------------

 SENDING US A FAX         Not available if you have changed the address on     Write a request to sell shares as described
                          the account in the past 15 days                      above

                                                                               Call 800-366-6264 to obtain the appropriate
                                                                               fax number

------------------------------------------------------------------------------------------------------------------------------------

 CALLING IN YOUR ORDER    Not available if you have declined the phone         Call 800-366-6264 to place your order
                          option or are selling shares in certain retirement
                          accounts (The only exception is for those            Give your name, account number, the Fund
                          retirement shareholders who are at least 59 1/2 or   name, the dollar amount or number of shares
                          older and have their birthdates on file)             you want to sell, and any other instructions

                          Not available if you have changed the address on the account in the past 15 days

------------------------------------------------------------------------------------------------------------------------------------

 EXCHANGING INTO ANOTHER  All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
 FUND
                          Both accounts must be registered in the same
                          name, address and tax ID number

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

 SETTING UP SYSTEMATIC    Withdrawals must be at least $100                    Call 800-366-6264 for instructions
 WITHDRAWALS


                                                         21 Your Investment

[GRAPHIC OMITTED]



  RETIREMENT ACCOUNTS AND PLANS

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED ACCOUNTS AND PLANS FOR RETIREMENT
SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF ACCOUNTS OR PLANS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT ACCOUNT OR PLAN.



--   MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.



--   PORTFOLIO HOLDINGS POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

The complete portfolio holdings for the Fund is available at https://www.nb.com/nb/ mutual_funds_prospectuses 15-30 days after each month-end.

The Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.


                               22 Your Investment

--   FUND STRUCTURE

The Fund uses a "multiple class" structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.

                               23 Your Investment

[GRAPHIC OMITTED]



NEUBERGER BERMAN EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

No load, front-end sales charges or 12b-1 fees

If you would like further details on this Fund you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about the Fund's recent performance, including:

-- a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year
--   Fund performance data and financial statements
--   portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on this Fund, including:

--   various types of securities and practices, and their risks
--   investment limitations and additional policies
--   information about the Fund's management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC


[GRAPHIC OMITTED]



      OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]



      I0133 02/08 SEC file number: 811-582



[GRAPHIC OMITTED]



Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

                              Subject to Completion
                 Preliminary Statement of Additional Information
                             Dated February 22, 2008
       The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed
            with the Securities and Exchange Commission is effective.
     This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

================================================================================

                          NEUBERGER BERMAN EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

               Class A and C Shares and Institutional Class Shares

                                [APRIL 22, 2008]

                       Neuberger Berman EQUITY INCOME Fund

================================================================================

             605 Third Avenue, 2[nd] Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700



      Neuberger Berman EQUITY INCOME (the "Fund") is a mutual fund that offers shares pursuant to Prospectuses dated April 22, 2008.

      The Prospectus for your share class provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2[nd] Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

      No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2008 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS

                                                                            Page


INVESTMENT INFORMATION.........................................................1
      Investment Policies and Limitations......................................1
      Cash Management and Temporary Defensive Positions........................3
      Additional Investment Information........................................4

PERFORMANCE INFORMATION.......................................................26
      Average Annual Total Return Computations................................27
      Average Annual Total Return After Taxes on Distributions................27
      Average Annual Total Return After Taxes on Distributions and Sale of
            Fund Shares.......................................................27

CERTAIN RISK CONSIDERATIONS...................................................27

TRUSTEES AND OFFICERS.........................................................28
      Information about the Board of Trustees.................................28
      Information about the Officers of the Trust.............................35

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................45
      Investment Manager and Administrator....................................45
      Management and Administration Fees......................................46
      Contractual Expense Limitations.........................................47
      Sub-Adviser.............................................................47
      Portfolio Manager Information...........................................48
      Other Investment Companies Managed......................................51
      Codes of Ethics.........................................................51
      Management and Control of NB Management and Neuberger Berman............52

DISTRIBUTION ARRANGEMENTS.....................................................52
      Distributor.............................................................52
      Revenue Sharing.........................................................53
      Distribution Plan (Class A Only)........................................55
      Distribution Plan (Class C Only)........................................55
      Distribution Plan.......................................................55

ADDITIONAL PURCHASE INFORMATION...............................................56
      Share Prices and Net Asset Value........................................56
      Financial Intermediaries................................................57
      Automatic Investing and Dollar Cost Averaging...........................58
      Sales Charges...........................................................58
      Sales Charge Reductions and Waivers.....................................61

ADDITIONAL EXCHANGE INFORMATION...............................................65

ADDITIONAL REDEMPTION INFORMATION.............................................66
      Suspension of Redemptions...............................................66

      Redemptions in Kind.....................................................66

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................67

ADDITIONAL TAX INFORMATION....................................................68
      Taxation of the Fund....................................................68
      Taxation of the Fund's Shareholders.....................................73

FUND TRANSACTIONS.............................................................73
      Commission Recapture Program and Expense Offset Arrangement.............77
      Portfolio Turnover......................................................77
      Proxy Voting............................................................78

PORTFOLIO HOLDINGS DISCLOSURE.................................................79
      Portfolio Holdings Disclosure Policy....................................79
      Portfolio Holdings Disclosure Procedures................................79
      Portfolio Holdings Approved Recipients..................................80

REPORTS TO SHAREHOLDERS.......................................................81

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................81

CUSTODIAN AND TRANSFER AGENT..................................................82

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................82

LEGAL COUNSEL.................................................................82

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................83

REGISTRATION STATEMENT........................................................83

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

      The Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company. The Fund commenced operations as separate series of the Trust on November 2, 2006.

      The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

            (1)67% of the units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

            (2)a majority of the outstanding shares of the Fund.

      These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

      Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

      The following investment policies and limitations are fundamental:

      1. BORROWING. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

      2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

      3. DIVERSIFICATION. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

      5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

      6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may
(i) invest in securities of issuers a principal business of which is mortgaging, investing and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

      7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

      8.  UNDERWRITING.  The  Fund  may  not  underwrite   securities  of  other
issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

      For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

      The Fund has the following fundamental investment policy:

      Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      The following investment policies and limitations are non-fundamental:

      1.  BORROWING.   The  Fund  may not  purchase  securities  if  outstanding
borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

      2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

      3. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

      4. FOREIGN SECURITIES. The Fund may not invest more than 20% of the value of its total assets in securities denominated in foreign currency.

      These  policies  do  not limit investment in American Depository  Receipts
("ADRs")  and  similar  instruments   denominated  in  U.S. dollars,  where  the
underlying security may be denominated in a foreign currency.

      5. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

      6. EQUITY SECURITIES. The Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes.

      Convertible securities are considered equity securities for purposes of the Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS
-------------------------------------------------

      For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

      In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in rule 2830(b) of the Conduct Rules of the NASD, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Fund's investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

      In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

      The Fund may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of the Fund's principal investment strategies are discussed in the Prospectuses. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

      ILLIQUID SECURITIES. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by a Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions that could be costly to the Fund.

      POLICIES AND LIMITATIONS. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

      REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

      POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

      SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102%

(105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

      POLICIES AND LIMITATIONS. The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

      RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933

Act permits the sale abroad of securities that are not registered for sale in the United States.

      Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

      POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

      POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

      LEVERAGE. The Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund's investment limitations.

      POLICIES AND LIMITATIONS. Generally, the Fund does not intend to use leverage for investment purposes. The Fund may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

      FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investors.

      The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

      Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The Fund may invest in ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

      Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

      POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, the Fund may not purchase any such security if, as a result, more than 20% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within these limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

      The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

      FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

      When-issued purchases and forward commitment transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

      The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's NAV as long as the commitment to sell remains in effect.

      POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

      When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund's records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

      TELECOMMUNICATIONS SECURITIES. These include the securities of companies that own and operate both wired and wireless networks that transport both voice and data traffic. Examples include incumbent providers of domestic and international telephone services, regional and long distance operators, new entrants into the telecommunications industry including competitive local exchange carriers, broadband service providers, and data services companies, as well as cellular wireless operators. These companies are occasionally among the most richly-priced securities during periods of market expansion and they often suffer prolonged sell-offs. Further, the sector is characterized by short product cycles, intense competition for market share, and very high fixed costs. Many products produced by companies in this sector may become obsolete quickly. The telecommunications industry is also a heavily regulated industry and is subject to extensive government oversight.

      The issuers of telecommunications securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

      MEDIA SECURITIES. These include the securities of companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography). Many products produced by companies in this sector may become obsolete quickly. These companies may suffer when their products prove incompatible with dominant systems. Additionally, television, radio, cable television, and direct satellite broadcast system operators are subject to extensive competition and changing government regulation. Furthermore, any threat of deteriorating employment markets and weakening economy could pose a potential risk for those media companies that generate revenues from advertising sales.

      The issuers of media securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

      TECHNOLOGY SECURITIES. These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

      The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

      REAL ESTATE-RELATED INSTRUMENTS. The Fund will not directly invest in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

      Real estate-related instruments include securities of real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

      REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

      The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

      REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to indirectly bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

      The Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

      ENERGY-RELATED INVESTMENTS. The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see "Master Limited Partnerships" below), natural gas and electric utilities, and alternative energy providers of solar, wind and hydrogen. Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and may lack the resources and the broad business lines to weather hard times. These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels; international political events; energy conservation; the success of exploration projects; tax and other governmental regulations; policies of the Organization of Petroleum Exporting Countries ("OPEC"); and relationships among OPEC members and between OPEC and oil-importing countries.

   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
               INDICES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
               CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

      FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

      The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions the Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

      For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

      A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

      U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

      Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

      "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

      Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

      Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could have an adverse impact on the NAV of the Fund.

      Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

      Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

      POLICIES  AND  LIMITATIONS.   The  Fund  may  purchase  and  sell  futures
contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund does not engage in transactions in futures and options on futures for speculation.

      The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

      When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

      The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

      If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

      When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

      POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

      The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

      PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

      When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

      Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

      POLICIES  AND  LIMITATIONS.   The Fund generally writes and purchases  put
options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

      GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

      Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. The Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

      The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

      Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

      The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

      The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      POLICIES AND LIMITATIONS. The Fund may use American-style options. The Fund may also purchase and sell European style options and may purchase and sell options that are traded on foreign exchanges.

      The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      PUT AND CALL OPTIONS ON SECURITIES INDICES. The Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund's securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

      For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

      Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

      POLICIES AND LIMITATIONS. The Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

      For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

      FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      The Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund will not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

      At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

      NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

      However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

      The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting a Fund's ability to prevent potential losses. In addition, the Fund may invest in securities denominated in other currency baskets.

      POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

      When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

      OPTIONS ON FOREIGN  CURRENCIES.   The  Fund may write and purchase covered
call and put options on foreign currencies.

      Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

      POLICIES AND LIMITATIONS. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. If the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

      COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

      Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

      GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

      The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply to continue to qualify as a RIC. See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

      POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

      FIXED INCOME SECURITIES. While the emphasis of the Fund's investment program is on common stocks and other equity securities, the Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Fund may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. The Fund may invest in corporate debt securities rated below investment grade.

      U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

      "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

      The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

      Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

      Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

      POLICIES AND LIMITATIONS. The Fund may invest up to 20% of its total assets in debt securities, excluding convertible debt securities.

      There are no restrictions as to the ratings of debt securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category. Although the Fund does not presently intend to invest in debt securities, they may invest in convertible debt securities that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

      COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

      POLICIES AND LIMITATIONS. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

      ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

      The discount on zero coupon securities ("original issue discount" or "OID") must be included in gross income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See "Additional Tax Information."

      The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

      CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

      The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

      POLICIES AND LIMITATIONS. Convertible securities are considered equity securities for purposes of the Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed income securities.

      PREFERRED STOCK. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

      POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

      CANADIAN INCOME TRUSTS. Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes to interest rates.

      An investment in units of Canadian income trusts is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust

(including when the Fund invests in an income trust) could be held responsible for such obligations. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability. There is also a risk that the tax rules relating to income trusts may change in a way that is negative to income trust investors.

      MASTER LIMITED PARTNERSHIPS. Master limited partnerships ("MLPs") are limited partnerships (or similar entities) in which the ownership units (i.e., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter ("OTC") market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

      Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

      The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

      OTHER INVESTMENT COMPANY SECURITIES. The Fund may invest in shares of other investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      POLICIES AND LIMITATIONS. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See "Cash Management and Temporary Investment Policy."

      Otherwise, the Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

      The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

      INDEXED SECURITIES. The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

      TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund's operations.


                             PERFORMANCE INFORMATION

      The Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor's original cost.

AVERAGE ANNUAL TOTAL RETURN COMPUTATIONS
----------------------------------------

      The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                      n
                                P(1+T)  = ERV

      Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

      NB Management may from time to time forgo a portion of its current fees due from the Fund or reimburse the Fund for a portion of its expenses. Such action has the effect of increasing total return. Such undertakings are described in the Prospectuses and in "Investment Management and Administration Services" below.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------

      An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                      n
                                P(1+T)  = ATV
                                             D

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

      An average annual rate of return after taxes on distribution and sale of Fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                     n
                               P(1+T)  = ATV
                                            DR

                           CERTAIN RISK CONSIDERATIONS

      Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

                              TRUSTEES AND OFFICERS

      The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               ---------
                                                                             FUNDS IN FUND     OTHER DIRECTORSHIPS
                                                                             -------------     -------------------
                       POSITION AND                                             COMPLEX         HELD OUTSIDE FUND
                       ------------                                             -------         -----------------
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY       COMPLEX BY FUND
--------------          ---------                                             -----------       -----------------
ADDRESS (1)           TIME SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)        TRUSTEE
-----------            --------------        ---------------------------     ----------------        -------
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
---------------------------------------------------------------------------------------------------------------------
John Cannon (78)         Trustee since    Consultant; formerly, Chairman,           62         Independent Trustee
                             2000         CDC Investment Advisers                              or Director of three
                                          (registered investment adviser),                     series of
                                          1993 to January 1999; formerly,                      Oppenheimer Funds:
                                          President and Chief Executive                        Oppenheimer Limited
                                          Officer, AMA Investment                              Term New York
                                          Advisors, an affiliate of the                        Municipal Fund,
                                          American Medical Association.                        Rochester Fund
                                                                                               Municipals, and
                                                                                               Oppenheimer
                                                                                               Convertible
                                                                                               Securities Fund
                                                                                               since 1992.
---------------------------------------------------------------------------------------------------------------------
Faith Colish (72)        Trustee since    Counsel, Carter Ledyard &                 62         Formerly, Director
                              1982        Milburn LLP (law firm) since                         (1997 to 2003) and
                                          October 2002; formerly,                              Advisory Director
                                          Attorney-at-Law and President,                       (2003 to 2006), ABA
                                          Faith Colish, A Professional                         Retirement Funds
                                          Corporation, 1980 to 2002.                           (formerly, American
                                                                                               Bar Retirement
                                                                                               Association)
                                                                                               (not-for-profit
                                                                                               membership
                                                                                               corporation).
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               ---------
                                                                             FUNDS IN FUND     OTHER DIRECTORSHIPS
                                                                             -------------     -------------------
                       POSITION AND                                             COMPLEX         HELD OUTSIDE FUND
                       ------------                                             -------         -----------------
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY       COMPLEX BY FUND
--------------          ---------                                             -----------       -----------------
ADDRESS (1)           TIME SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)        TRUSTEE
-----------            --------------        ---------------------------     ----------------        -------
---------------------------------------------------------------------------------------------------------------------
Martha C. Goss           Trustee since    President, Woodhill Enterprises           62         Director, Ocwen
(58)                          2007        Inc./Chase Hollow Associates LLC                     Financial
                                          (personal investment vehicle),                       Corporation
                                          since 2006; Chief Operating and                      (mortgage
                                          Financial Officer, Hopewell                          servicing), since
                                          Holdings LLC/ Amwell Holdings,                       2005; Director,
                                          LLC (a holding company for a                         American Water
                                          healthcare reinsurance company                       (water utility),
                                          start-up), since 2003; formerly,                     since 2003;
                                          Consultant, Resources Connection                     Director, Channel
                                          (temporary staffing), 2002 to                        Reinsurance
                                          2006.                                                (financial guaranty
                                                                                               reinsurance), since
                                                                                               2006; Advisory Board
                                                                                               Member, Attensity
                                                                                               (software
                                                                                               developer), since
                                                                                               2005; Director,
                                                                                               Allianz Life of New
                                                                                               York (insurance),
                                                                                               since 2005;
                                                                                               Director, Financial
                                                                                               Women's Association
                                                                                               of New York (not for
                                                                                               profit association),
                                                                                               since 2003; Trustee
                                                                                               Emerita, Brown
                                                                                               University, since
                                                                                               1998.
---------------------------------------------------------------------------------------------------------------------
C. Anne Harvey           Trustee since    President, C.A. Harvey                    62         Formerly, President,
(70)                          2000        Associates since October 2001;                       Board of Associates
                                          formerly, Director, AARP, 1978                       to The National
                                          to December 2001.                                    Rehabilitation
                                                                                               Hospital's Board of
                                                                                               Directors, 2001 to
                                                                                               2002; formerly,
                                                                                               Member, Individual
                                                                                               Investors Advisory
                                                                                               Committee to the New
                                                                                               York Stock Exchange
                                                                                               Board of Directors,
                                                                                               1998 to June 2002.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               ---------
                                                                             FUNDS IN FUND     OTHER DIRECTORSHIPS
                                                                             -------------     -------------------
                       POSITION AND                                             COMPLEX         HELD OUTSIDE FUND
                       ------------                                             -------         -----------------
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY       COMPLEX BY FUND
--------------          ---------                                             -----------       -----------------
ADDRESS (1)           TIME SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)        TRUSTEE
-----------            --------------        ---------------------------     ----------------        -------
---------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh         Trustee since    Marcus Nadler Professor Emeritus          62         Formerly, Director,
(80)                          2000        of Finance and Economics, New                        The Caring Community
                                          York University Stern School of                      (not-for-profit),
                                          Business; formerly, Executive                        1997 to 2006;
                                          Secretary-Treasurer, American                        formerly, Director,
                                          Finance Association, 1961 to                         DEL Laboratories,
                                          1979.                                                Inc. (cosmetics and
                                                                                               pharmaceuticals),
                                                                                               1978 to 2004;
                                                                                               formerly, Director,
                                                                                               Apple Bank for
                                                                                               Savings, 1979 to
                                                                                               1990; formerly,
                                                                                               Director, Western
                                                                                               Pacific Industries,
                                                                                               Inc., 1972 to 1986
                                                                                               (public company).
---------------------------------------------------------------------------------------------------------------------
Michael M. Knetter       Trustee since    Dean, School of Business,                 62         Trustee,
(47)                          2007        University of Wisconsin -                            Northwestern Mutual
                                          Madison; formerly, Professor of                      Series Fund, Inc.,
                                          International Economics and                          since February 2007;
                                          Associate Dean, Amos Tuck School                     Director, Wausau
                                          of Business - Dartmouth College,                     Paper, since 2005;
                                          1998 to 2002.                                        Director, Great Wolf
                                                                                               Resorts, since 2004.
---------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf         Trustee since    Retired; formerly, Vice                   62         Director,
(71)                          1984        President and General Counsel,                       Webfinancial
                                          WHX Corporation (holding                             Corporation (holding
                                          company), 1993 to 2001.                              company), since
                                                                                               December 2002;
                                                                                               formerly, Director
                                                                                               WHX Corporation
                                                                                               (holding company),
                                                                                               January 2002 to June
                                                                                               2005; formerly,
                                                                                               Director, State
                                                                                               Theatre of New
                                                                                               Jersey
                                                                                               (not-for-profit
                                                                                               theater), 2000 to
                                                                                               2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               ---------
                                                                             FUNDS IN FUND     OTHER DIRECTORSHIPS
                                                                             -------------     -------------------
                       POSITION AND                                             COMPLEX         HELD OUTSIDE FUND
                       ------------                                             -------         -----------------
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY       COMPLEX BY FUND
--------------          ---------                                             -----------       -----------------
ADDRESS (1)           TIME SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)        TRUSTEE
-----------            --------------        ---------------------------     ----------------        -------
---------------------------------------------------------------------------------------------------------------------
George W. Morriss        Trustee since    Formerly, Executive Vice                  62         Manager, Old Mutual
(60)                          2007        President and Chief Financial                        2100 fund complex
                                          Officer, People's Bank (a                            (consisting of six
                                          financial services company),                         funds) since October
                                          1991 to 2001.                                        2006 for four funds
                                                                                               and since February
                                                                                               2007 for two funds.
---------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien        Trustee since    Formerly, Member, Investment              62         Director, Legg
(79)                          1993        Policy Committee, Edward Jones,                      Mason, Inc.
                                          1993 to 2001; President,                             (financial services
                                          Securities Industry Association                      holding company),
                                          ("SIA") (securities industry's                       since 1993;
                                          representative in government                         formerly, Director,
                                          relations and regulatory matters                     Boston Financial
                                          at the federal and state                             Group (real estate
                                          levels),  1974 to 1992; Adviser                      and tax shelters),
                                          to SIA, November 1992 to                             1993 to 1999.
                                          November 1993.
---------------------------------------------------------------------------------------------------------------------
William E. Rulon         Trustee since    Retired; formerly, Senior Vice            62         Formerly, Director,
(75)                          1986        President, Foodmaker, Inc.                           Pro-Kids Golf and
                                          (operator and franchiser of                          Learning Academy
                                          restaurants), until January 1997.                    (teach golf and
                                                                                               computer usage to
                                                                                               "at risk" children),
                                                                                               1998 to 2006;
                                                                                               formerly, Director,
                                                                                               Prandium, Inc.
                                                                                               (restaurants), March
                                                                                               2001 to  July 2002.
---------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan        Trustee since    Founding General Partner, Oxford          62         None.
(76)                          1982        Partners and Oxford Bioscience
                                          Partners (venture capital
                                          investing) and President, Oxford
                                          Venture Corporation, since 1981.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               ---------
                                                                             FUNDS IN FUND     OTHER DIRECTORSHIPS
                                                                             -------------     -------------------
                       POSITION AND                                             COMPLEX         HELD OUTSIDE FUND
                       ------------                                             -------         -----------------
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY       COMPLEX BY FUND
--------------          ---------                                             -----------       -----------------
ADDRESS (1)           TIME SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)        TRUSTEE
-----------            --------------        ---------------------------     ----------------        -------
---------------------------------------------------------------------------------------------------------------------
Tom D. Seip (58)         Trustee since    General Partner, Seip                     62         Director, H&R Block,
                           2000; Lead     Investments LP (a private                            Inc. (financial
                          Independent     investment partnership);                             services company),
                            Trustee       formerly, President and CEO,                         since May 2001;
                           beginning      Westaff, Inc. (temporary                             Chairman,
                             2006         staffing), May 2001 to January                       Compensation
                                          2002; formerly, Senior Executive                     Committee, H&R
                                          at the Charles Schwab                                Block, Inc., since
                                          Corporation, 1983 to 1998,                           2006; Director,
                                          including Chief Executive                            America One
                                          Officer, Charles Schwab                              Foundation, since
                                          Investment Management, Inc. and                      1998; formerly,
                                          Trustee, Schwab Family of Funds                      Chairman, Governance
                                          and Schwab Investments, 1997 to                      and Nominating
                                          1998, and Executive Vice                             Committee, H&R
                                          President-Retail Brokerage,                          Block, Inc., 2004 to
                                          Charles Schwab & Co., Inc., 1994                     2006; formerly,
                                          to 1997.                                             Director, Forward
                                                                                               Management, Inc.
                                                                                               (asset management
                                                                                               company), 1999 to
                                                                                               2006; formerly.
                                                                                               Director, E-Bay
                                                                                               Zoological Society,
                                                                                               1999 to 2003;
                                                                                               formerly, Director,
                                                                                               General Magic (voice
                                                                                               recognition
                                                                                               software), 2001 to
                                                                                               2002; formerly,
                                                                                               Director, E-Finance
                                                                                               Corporation (credit
                                                                                               decisioning
                                                                                               services), 1999 to
                                                                                               2003; formerly,
                                                                                               Director,
                                                                                               Save-Daily.com
                                                                                               (micro investing
                                                                                               services), 1999 to
                                                                                               2003.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               ---------
                                                                             FUNDS IN FUND     OTHER DIRECTORSHIPS
                                                                             -------------     -------------------
                       POSITION AND                                             COMPLEX         HELD OUTSIDE FUND
                       ------------                                             -------         -----------------
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY       COMPLEX BY FUND
--------------          ---------                                             -----------       -----------------
ADDRESS (1)           TIME SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)        TRUSTEE
-----------            --------------        ---------------------------     ----------------        -------
---------------------------------------------------------------------------------------------------------------------
Candace L. Straight      Trustee since    Private investor and consultant           62         Director, Montpelier
(60)                          2000        specializing in the insurance                        Re (reinsurance
                                          industry; formerly, Advisory                         company) since 2006;
                                          Director, Securitas Capital LLC                      Director, National
                                          (a global private equity                             Atlantic Holdings
                                          investment firm dedicated to                         Corporation
                                          making investments in the                            (property and
                                          insurance sector), 1998 to                           casualty insurance
                                          December 2003.                                       company), since
                                                                                               2004; Director, The
                                                                                               Proformance
                                                                                               Insurance Company
                                                                                               (property and
                                                                                               casualty insurance
                                                                                               company), since
                                                                                               March 2004;
                                                                                               formerly, Director,
                                                                                               Providence
                                                                                               Washington Insurance
                                                                                               Company (property
                                                                                               and casualty
                                                                                               insurance company),
                                                                                               December 1998 to
                                                                                               March 2006;
                                                                                               formerly, Director,
                                                                                               Summit Global
                                                                                               Partners (insurance
                                                                                               brokerage firm),
                                                                                               2000 to 2005.
---------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (63)      Trustee since    Retired; formerly, Regional               62         None.
                              2000        Manager for Mid-Southern Region,
                                          Ford Motor Credit Company,
                                          September 1997 to 2007;
                                          formerly, President, Ford Life
                                          Insurance Company, April 1995 to
                                          August 1997.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               ---------
                                                                             FUNDS IN FUND     OTHER DIRECTORSHIPS
                                                                             -------------     -------------------
                       POSITION AND                                             COMPLEX         HELD OUTSIDE FUND
                       ------------                                             -------         -----------------
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY       COMPLEX BY FUND
--------------          ---------                                             -----------       -----------------
ADDRESS (1)           TIME SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)        TRUSTEE
-----------            --------------        ---------------------------     ----------------        -------
---------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin*          President and    Executive Vice President and              62         Director, Dale
(67)                     Trustee since    Chief Investment Officer,                            Carnegie and
                              2002        Neuberger Berman Inc. (holding                       Associates, Inc.
                                          company), since 2002 and 2003,                       (private company),
                                          respectively; Managing Director                      since 1998;
                                          and Chief Investment Officer,                        Director, Solbright,
                                          Neuberger Berman, since December                     Inc. (private
                                          2005 and 2003, respectively;                         company), since 1998.
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          December 2002 to 2005; Director
                                          and Chairman, NB Management
                                          since December 2002; formerly,
                                          Executive Vice President,
                                          Citigroup Investments, Inc.,
                                          September 1995 to February 2002;
                                          formerly, Executive Vice
                                          President, Citigroup Inc.,
                                          September 1995 to February 2002.
---------------------------------------------------------------------------------------------------------------------
Peter E. Sundman*       Chairman of the   Executive Vice President,                 62         Director and Vice
(48)                      Board, Chief    Neuberger Berman Inc. (holding                       President,
                           Executive      company) since 1999; Head of                         Neuberger & Berman
                          Officer, and    Neuberger Berman Inc.'s Mutual                       Agency, Inc., since
                         Trustee since    Funds Business (since 1999) and                      2000; formerly,
                              1999        Institutional Business (1999 to                      Director, Neuberger
                                          October 2005); responsible for                       Berman Inc. (holding
                                          Managed Accounts Business and                        company), October
                                          intermediary distribution since                      1999 to March 2003;
                                          October 1999; President and                          Trustee, Frost
                                          Director, NB Management since                        Valley YMCA;
                                          1999; Managing Director,                             Trustee, College of
                                          Neuberger Berman since 2005;                         Wooster.
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          1999 to December 2005; formerly,
                                          Principal, Neuberger Berman,
                                          1997 to 1999; formerly, Senior
                                          Vice President, NB Management,
                                          1996 to 1999.
---------------------------------------------------------------------------------------------------------------------

     (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

     (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

     (4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

     * Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------


                                              POSITION AND LENGTH OF
                                              ---------------------
NAME, AGE, AND ADDRESS(1)                        TIME SERVED (2)                      PRINCIPAL OCCUPATION(S) (3)
--------------------------                       ---------------                      ---------------------------
Andrew B. Allard (46)                     Anti-Money Laundering Compliance    Senior Vice President, Neuberger Berman,
                                                 Officer since 2002           since 2006; Deputy General Counsel,
                                                                              Neuberger Berman, since 2004; formerly, Vice
                                                                              President, Neuberger Berman, 2000 to 2005;
                                                                              formerly, Associate General Counsel,
                                                                              Neuberger Berman, 1999 to 2004; Anti-Money
                                                                              Laundering Compliance Officer, sixteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (six since 2002, three since
                                                                              2003, four since 2004, one since 2005 and
                                                                              two since 2006).

Michael J. Bradler (38)                    Assistant Treasurer since 2005     Vice President, Neuberger Berman, since
                                                                              2006; Employee, NB Management, since 1997;
                                                                              Assistant Treasurer, sixteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)                         Secretary since 1985          Senior Vice President, Neuberger Berman,
                                                                              since 2007; Vice President-Mutual Fund Board
                                                                              Relations, NB Management, since 2000 and
                                                                              Assistant Secretary since 2004; formerly,
                                                                              Vice President, Neuberger Berman, 2002 to
                                                                              2006 and Employee since 1999; Secretary,
                                                                              sixteen registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (three since 1985,
                                                                              three since 2002, three since 2003, four
                                                                              since 2004, one since 2005 and two since
                                                                              2006).


                                              POSITION AND LENGTH OF
                                              ---------------------
NAME, AGE, AND ADDRESS(1)                        TIME SERVED (2)                      PRINCIPAL OCCUPATION(S) (3)
--------------------------                       ---------------                      ---------------------------
Robert Conti (51)                            Vice President since 2000        Managing Director, Neuberger Berman, since
                                                                              2007; formerly, Senior Vice President,
                                                                              Neuberger Berman, 2003 to 2006; formerly,
                                                                              Vice President, Neuberger Berman, 1999 to
                                                                              2003; Senior Vice President, NB Management,
                                                                              since 2000; Vice President, sixteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (three since 2000, three since
                                                                              2002, three since 2003, four since 2004, one
                                                                              since 2005 and two since 2006).

Brian J. Gaffney (54)                        Vice President since 2000        Managing Director, Neuberger Berman, since
                                                                              1999; Senior Vice President, NB Management,
                                                                              since 2000; Vice President, sixteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (three since 2000, three since
                                                                              2002, three since 2003, four since 2004, one
                                                                              since 2005 and two since 2006).

Maxine L. Gerson (57)                   Chief Legal Officer since 2005        Senior Vice President, Neuberger Berman,
                                        (only for purposes of sections 307    since 2002; Deputy General Counsel and
                                        and 406 of the Sarbanes-Oxley Act     Assistant Secretary, Neuberger Berman, since
                                        of 2002)                              2001; Senior Vice President, NB Management,
                                                                              since 2006; Secretary and General Counsel,
                                                                              NB Management, since 2004; Chief Legal
                                                                              Officer (only for purposes of sections 307
                                                                              and 406 of the Sarbanes-Oxley Act of 2002),
                                                                              sixteen registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (fourteen since
                                                                              2005 and two since 2006).

Sheila R. James (42)                       Assistant Secretary since 2002     Vice President, Neuberger Berman since 2008
                                                                              and Employee since 1999; formerly Assistant
                                                                              Vice President, Neuberger Berman, 2007;
                                                                              Assistant Secretary, sixteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (six since 2002, three since 2003, four
                                                                              since 2004, one since 2005 and two since
                                                                              2006).

Kevin Lyons (52)                           Assistant Secretary since 2003     Assistant Vice President, Neuberger Berman,
                                                                              since 2008 and Employee since 1999;
                                                                              Assistant Secretary, sixteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (nine since 2003, four since 2004, one since
                                                                              2005 and two since 2006).


                                              POSITION AND LENGTH OF
                                              ---------------------
NAME, AGE, AND ADDRESS(1)                        TIME SERVED (2)                      PRINCIPAL OCCUPATION(S) (3)
--------------------------                       ---------------                      ---------------------------
John M. McGovern (38)                    Treasurer and Principal Financial    Senior Vice President, Neuberger Berman,
                                         and Accounting Officer since 2005;   since 2007; formerly, Vice President,
                                         prior thereto, Assistant Treasurer   Neuberger Berman, 2004 to 2006; Employee, NB
                                                     since 2002               Management, since 1993; Treasurer and
                                                                              Principal Financial and Accounting Officer,
                                                                              sixteen registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (fourteen since
                                                                              2005 and two since 2006); formerly,
                                                                              Assistant Treasurer, fourteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and
                                                                              administrator, 2002 to 2005.

Frank Rosato (37)                          Assistant Treasurer since 2005     Vice President, Neuberger Berman, since
                                                                              2006; Employee, NB Management, since 1995;
                                                                              Assistant Treasurer, sixteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)                       Vice President since 2000        Senior Vice President, Neuberger Berman,
                                                                              since 2003; formerly, Vice President,
                                                                              Neuberger Berman, 1999 to 2002; Vice
                                                                              President, sixteen registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator (three
                                                                              since 2000, three since 2002, three since
                                                                              2003, four since 2004, one since 2005 and
                                                                              two since 2006).

Chamaine Williams (37)                  Chief Compliance Officer since 2005   Senior Vice President, Neuberger Berman,
                                                                              since 2007; Chief Compliance Officer, NB
                                                                              Management, since 2006; Senior Vice
                                                                              President, Lehman Brothers Inc., since 2007;
                                                                              formerly, Vice President, Lehman Brothers
                                                                              Inc., 2003 to 2006; Chief Compliance
                                                                              Officer, sixteen registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator
                                                                              (fifteen since 2005 and one since 2006);
                                                                              Chief Compliance Officer, Lehman Brothers
                                                                              Asset Management Inc., since 2003; Chief
                                                                              Compliance Officer, Lehman Brothers
                                                                              Alternative Investment Management LLC, since
                                                                              2003; formerly, Vice President, UBS Global
                                                                              Asset Management (US) Inc. (formerly,
                                                                              Mitchell Hutchins Asset Management, a
                                                                              wholly-owned subsidiary of PaineWebber
                                                                              Inc.), 1997 to 2003.

____________________

    (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

    (2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

    (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

THE BOARD OF TRUSTEES
---------------------

      The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board of Trustees are described below.

      AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firms; and (e) to act as a liaison between the Fund's independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met six times.

      ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's

Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met four times.

      EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee did not meet.

      GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are
C. Anne  Harvey  (Chairwoman),  Robert A.  Kavesh, Michael M. Knetter, Howard A.
Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2[nd] Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2007, the Committee met four times.

      PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;

(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met three times.

      INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met twice.

      The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

      Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

      Effective January 1, 2008, the compensation of each Independent Fund Trustee was restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Lead Independent Trustee receives an additional $35,000 per year.

      The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

      The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

                             TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 8/31/07
                         -----------------------------

                                                                            Total Compensation from
                                                                        Investment Companies in the
                                                                                Neuberger Berman
                                                                            Fund Complex Paid to Fund
                                              Aggregate Compensation        -------------------------
Name and Position with the Trust                  from the Trust                    Trustees
--------------------------------                  --------------                    --------
INDEPENDENT FUND TRUSTEES

John Cannon                                             $37,343                              $105,502
Trustee

Faith Colish                                            $36,028                              $101,655
Trustee

Martha C. Goss                                          $7,357*                              $20,577*
Trustee

C. Anne Harvey                                          $33,373                               $94,421
Trustee

Robert A. Kavesh                                        $36,028                              $101,655
Trustee

Michael M. Knetter                                     $15,105*                              $41,851*
Trustee

Howard A. Mileaf                                        $38,051                              $107,466
Trustee

George W. Morriss                                      $15,813*                              $43,816*
Trustee

Edward I. O'Brien                                       $36,028                              $101,655
Trustee

William E. Rulon                                        $36,028                              $101,655
Trustee

Cornelius T. Ryan                                       $39,460                              $111,349
Trustee

                                                                            Total Compensation from
                                                                        Investment Companies in the
                                                                                Neuberger Berman
                                                                            Fund Complex Paid to Fund
                                              Aggregate Compensation        -------------------------
Name and Position with the Trust                  from the Trust                    Trustees
--------------------------------                  --------------                    --------
Tom D. Seip                                            $44,900                               $126,818
Trustee

Candace L. Straight                                    $36,028                               $101,655
Trustee

Peter P. Trapp                                         $35,767                               $100,271
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                              $0                                     $0
President and Trustee

Peter E. Sundman                                            $0                                     $0
Chairman of the Board, Chief
Executive Officer and Trustee

*Dr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007. Ms. Goss became Fund Trustee on June 1, 2007.

      As of [___________], the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

OWNERSHIP OF SECURITIES
-----------------------

      Set forth below is the dollar range of equity securities owned by each Fund Trustee as of December 31, 2007.

          ----------------------------------------------------------------
                                                       EQUITY INCOME FUND
          ----------------------------------------------------------------
           INDEPENDENT FUND TRUSTEES
          ----------------------------------------------------------------
           John Cannon                                        [__]
          ----------------------------------------------------------------
           Faith Colish                                       [__]
          ----------------------------------------------------------------
           Martha C. Goss                                     [__]
          ----------------------------------------------------------------
           C. Anne Harvey                                     [__]
          ----------------------------------------------------------------
           Robert A. Kavesh                                   [__]
          ----------------------------------------------------------------
           Michael M. Knetter                                 [__]
          ----------------------------------------------------------------
           Howard A. Mileaf                                   [__]
          ----------------------------------------------------------------
           George W. Morriss                                  [__]
          ----------------------------------------------------------------
           Edward I. O'Brien                                  [__]
          ----------------------------------------------------------------
           William E. Rulon                                   [__]
          ----------------------------------------------------------------
           Cornelius T. Ryan                                  [__]
          ----------------------------------------------------------------
           Tom D. Seip                                        [__]
          ----------------------------------------------------------------
           Candace L. Straight                                [__]
          ----------------------------------------------------------------
           Peter P. Trapp                                     [__]
          ----------------------------------------------------------------
           FUND TRUSTEES WHO ARE
           "INTERESTED PERSONS"
          ----------------------------------------------------------------
           Jack L. Rivkin                                     [__]
          ----------------------------------------------------------------
           Peter E. Sundman                                   [__]
          ----------------------------------------------------------------
 A = NONE; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = OVER
 $100,000

      The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2007.

--------------------------------------------------------------------------------
                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                           REGISTERED INVESTMENT COMPANIES OVERSEEN BY FUND
NAME OF FUND TRUSTEE       TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                                          [__]
--------------------------------------------------------------------------------
Faith Colish                                                         [__]
--------------------------------------------------------------------------------
Martha C. Goss                                                       [__]
--------------------------------------------------------------------------------
C. Anne Harvey                                                       [__]
--------------------------------------------------------------------------------
Robert A. Kavesh                                                     [__]
--------------------------------------------------------------------------------
Michael M. Knetter                                                   [__]
--------------------------------------------------------------------------------
Howard A. Mileaf                                                     [__]
--------------------------------------------------------------------------------
George W. Morriss                                                    [__]
--------------------------------------------------------------------------------
Edward I. O'Brien                                                    [__]
--------------------------------------------------------------------------------
William E. Rulon                                                     [__]
--------------------------------------------------------------------------------
Cornelius T. Ryan                                                    [__]
--------------------------------------------------------------------------------
Tom D. Seip                                                          [__]
--------------------------------------------------------------------------------
Candace L. Straight                                                  [__]
--------------------------------------------------------------------------------
Peter P. Trapp                                                       [__]
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                                       [__]
--------------------------------------------------------------------------------
Peter E. Sundman                                                     [__]
--------------------------------------------------------------------------------
   * Valuation as of December 31, 2007.

A = None  B = $1-$10,000  C = $10,001 - $50,000 D = $50,001-$100,000  E = over
$100,000

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES

      No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

          NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

      The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

      NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See "Trustees and Officers." The Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

      NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Class A dated December 17, 2007, one for Class C dated December 17, 2007, and one for the Institutional
Class dated June 13 , 2005 (each an "Administration Agreement"). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

      Under the Administration Agreement for each class, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third-party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third-party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third-party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

      From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

      Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intends to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

      The Management Agreement continues until October 31, 2008. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreements for Institutional and Class A and C shares continues until October 31, 2008. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

      The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

          For investment management services, the Fund pays NB Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

      For administrative services, each of Class A and Class C of the Fund pay NB Management a fee at the annual rate of [0.26]% of the Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by the Fund; see "Distribution Arrangements," below.) In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

      For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of [0.15]% of the Fund's average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of those Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

      During the fiscal period ended August 31, 2007, the Trust Class of the Fund accrued management fees as follows:

                             MANAGEMENT FEES
                         ACCRUED FOR FISCAL PERIOD
                             ENDED AUGUST 31
                                   2007
                                   ----

   EQUITY INCOME**               $[____]

   ** For the period from November 2, 2006 to August 31, 2007.

CONTRACTUAL EXPENSE LIMITATIONS
-------------------------------

      NB Management has undertaken to forgo current payment of certain fees or provide certain reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a Fund-by-Fund basis.

      NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") do not exceed the rate per annum noted below ("Expense Limitation").

      The Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class' Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

      The appropriateness of these undertakings is determined on a class-by-class basis.

 FUND           CLASS           LIMITATION PERIOD          EXPENSE LIMITATION
 ----           -----           -----------------          ------------------

 Equity Income  A               [___]                      [___]%

 Equity Income  C               [___]                      [___]%

 Equity Income  Institutional   [___]                      [___]%

SUB-ADVISER
-----------

      NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

      The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

      The Sub-Advisory Agreement continues until October 31, 2008 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if they are assigned or if the Management Agreement terminates with respect to the Fund.

PORTFOLIO MANAGER INFORMATION
-----------------------------

      ACCOUNTS MANAGED
      ----------------

      Anthony Gleason, Richard Levine and Alexandra Pomeroy are the Portfolio Managers of the Fund which have day-to-day management responsibility of the Fund.

      The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2007.

                                                                  NUMBER OF ACCOUNTS      ASSETS MANAGED FOR WHICH
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH           ADVISORY FEE IS
                                  ACCOUNTS        MANAGED           ADVISORY FEE IS           PERFORMANCE-BASED
       TYPE OF ACCOUNT            MANAGED       ($ MILLIONS)       PERFORMANCE-BASED            ($ MILLIONS)
ANTHONY GLEASON

Registered Investment
Companies*                           1               6                    -                           -

Other Pooled Investment              -               -                    -                           -
Vehicles

Other Accounts**                   2,363           3,263                  -                           -

RICHARD LEVINE

Registered Investment
Companies*                           2               13                   -                           -

Other Pooled Investment
Vehicles                             -                -                   -                           -

Other Accounts**                   2,363           3,263                  -                           -

                                                                  NUMBER OF ACCOUNTS      ASSETS MANAGED FOR WHICH
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH           ADVISORY FEE IS
                                  ACCOUNTS        MANAGED           ADVISORY FEE IS           PERFORMANCE-BASED
       TYPE OF ACCOUNT            MANAGED       ($ MILLIONS)       PERFORMANCE-BASED            ($ MILLIONS)
ALEXANDRA POMEROY

Registered Investment
Companies*                           1               6                    -                           -

Other Pooled Investment
Vehicles                             -               -                    -                           -

Other Accounts**                   2,363           3,263                  -                           -

* Registered Investment Companies includes Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

      CONFLICTS OF INTEREST
      ---------------------

      Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

      NB Management, Neuberger Berman and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      COMPENSATION
      ------------

      A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering;
(ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

      Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

      [In addition, Portfolio Managers who also manage hedge funds may receive a percentage of yearly pre-tax revenue generated from the management and incentive fees paid by hedge fund investors.]

      NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

      In addition, there are additional stock and option award programs available.

      NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

      OWNERSHIP OF SECURITIES
      -----------------------

      Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager, as of August 31, 2007, in the Fund(s) that the Portfolio Manager manages.

----------------------------------------------------------------------------------------------------------------------
                                                                                            DOLLAR RANGE OF
      PORTFOLIO MANAGER                       FUND(S) MANAGED                              EQUITY SECURITIES
                                                                                           OWNED IN THE FUND
----------------------------------------------------------------------------------------------------------------------

ANTHONY GLEASON                 Neuberger Berman EQUITY INCOME Fund                                 A
----------------------------------------------------------------------------------------------------------------------
RICHARD LEVINE                  Neuberger Berman DIVIDEND Fund                                      A
----------------------------------------------------------------------------------------------------------------------
                                Neuberger Berman EQUITY INCOME Fund                                 A
----------------------------------------------------------------------------------------------------------------------
ALEXANDRA POMEROY               Neuberger Berman EQUITY INCOME Fund                                 A
----------------------------------------------------------------------------------------------------------------------

      A = None                                         E = $100,001-$500,000

      B = $1-$10,000                                   F = $500,001-$1,000,000

      C = $10,001 - $50,000                            G = Over $1,000,001

      D =$50,001-$100,000

OTHER INVESTMENT COMPANIES MANAGED
----------------------------------

      The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

      There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

      The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

      The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund's Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

      Neuberger Berman and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joe Amato, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

      Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.


                            DISTRIBUTION ARRANGEMENTS

      The Fund offers four classes of shares, known as Class A, Class C, Institutional Class and Trust Class. This SAI relates to Institutional Class, Class A and Class C shares of the Fund.

DISTRIBUTOR
-----------

      NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares. Institutional Class shares are offered on a no-load basis. Class A and Class C, with the exception of Grandfathered Investors as defined in the Prospectus, are available only through institutions that have entered into selling agreements with NB Management.

      In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of the Fund's Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund's shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

      For each Class that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund's Prospectuses), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder lists, the shares of other mutual Fund for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

      The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class and a Distribution and Shareholder Services Agreement with respect to each of Class A and Class C of the Fund ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2008. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and
(2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

REVENUE SHARING
---------------

      NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

      Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

      In addition, NB Management may pay for: placing the Fund on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

      The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

      Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of the Fund.

      In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

      NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in its clients accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

DISTRIBUTION PLAN (CLASS A ONLY)
--------------------------------

      The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to Class A of the Fund. The Plan provides that the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A's plan complies with these rules.

DISTRIBUTION PLAN (CLASS C ONLY)
--------------------------------

      The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of the Fund. The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class's average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C's Plan complies with these rules.

DISTRIBUTION PLAN
-----------------

      Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by the Fund and the purposes for which such expenditures were made.

      Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

      The Plans are renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

      From time to time, the Fund may be closed to new investors. Because the Plans for the Class A and Class C shares of the Fund pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.


                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

      The Fund's shares are bought or sold at the offering price or at a price that is the Fund's NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

      The Fund values domestic equity securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price. The Fund values foreign equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the security is valued using market quotations obtained from broker-dealers.

      The Fund values its debt securities on the basis of prices from independent pricing services or [quotations from principal market makers], or, if such prices or quotations are not available, by a method that the Fund Trustees believe accurately reflects fair value. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Fund Trustees believe accurately reflects fair value.

      The Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

      If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

      If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

FINANCIAL INTERMEDIARIES
------------------------

      The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on its behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been "accepted" as defined in the Fund's Prospectuses.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

      For each Class of the Fund that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund's Class A and Class C shares Prospectus), shareholders in that Class ("Direct Shareholders") may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

      Automatic investing enables a Direct Shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a Direct Shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

SALES CHARGES
-------------

      Class A Purchases
      -----------------

      PURCHASES BY CERTAIN 403(b) PLANS. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Fund is a principal investment option; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

      OTHER  PURCHASES.   Pursuant  to  a  determination  of  eligibility  by NB
Management, Class A shares of the Fund may be sold at net asset value to:

      1. current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

      2. currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the

            Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

      3. currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-
            law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

      4. companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

      5.    insurance company separate accounts;

      6. accounts managed by NB Management or Neuberger and its affiliated companies;

      7.    NB Management or Neuberger and its affiliated companies;

      8. an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

      9. wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

      10. full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

      11. directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

      12. banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;

      13. clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

      14. Employer-sponsored defined contribution - type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and IRA rollovers involving retirement plan assets invested in the funds in the fund family; and

      15. Employee benefit and retirement plans for NB Management and its affiliates.

      Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

      MOVING BETWEEN ACCOUNTS.
      ------------------------

      Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

      o redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

      o required minimum distributions from an IRA or other individual- type retirement account used to purchase fund shares in a non- retirement account; and

      o death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

      LOAN REPAYMENTS.
      ----------------

      Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

      DEALER COMMISSIONS AND COMPENSATION.
      ------------------------------------

      Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund's IRA rollover policy as described in the Class A and Class C shares Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

      A dealer concession of up to 1% may be paid by the Fund under its Class A Plan to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS
-----------------------------------

      REDUCING YOUR CLASS A SALES CHARGE.
      -----------------------------------

      As described in the Class A and Class C shares Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

      LETTER OF INTENT. By establishing a letter of intent (the "Letter"), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

      The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

      The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

      The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder's death.

      When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Fund's transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

      Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Prospectus with their first purchase.

      AGGREGATION. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Class A and Class C shares Prospectus, if all parties are purchasing shares for their own accounts and/or:

      o individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in "Purchases by certain 403(b) plans" under "Sales Charges") or single-participant Keogh-type plan;

      o business accounts solely controlled by you or your immediate family (for example, you own the entire business);

      o trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

      o endowments or foundations established and controlled by you or your immediate family; or

      o 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

      Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

      o for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

      o made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

      o for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

      o for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

      o for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

      Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

      CONCURRENT PURCHASES. As described in the Class A and Class C shares Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

      RIGHTS OF ACCUMULATION. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

      The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

      You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

      If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

      CDSC WAIVERS FOR CLASS A AND CLASS C SHARES.
      --------------------------------------------

      As noted in the Class A and Class C shares Prospectus, a contingent deferred sales charge ("CDSC") may be waived in the following cases:

      o redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund's transfer agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund's transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

      o  tax-free returns of excess contributions to IRAs;

      o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

      o  distributions  from an IRA upon  the  shareholder's  attainment  of age
         59-1/2;

      o IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

      o redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

      In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):

      o Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

      o Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

      o Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

      For purposes of this paragraph, "account" means:

      o in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

      o in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

      CDSC waivers are allowed only in the cases listed here and in the Class A and Class C shares Prospectus.


                         ADDITIONAL EXCHANGE INFORMATION

      As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

      In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

      An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

      Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

      Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

      Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

      There can be no assurance that Neuberger Berman CASH RESERVES, Neuberger Berman GOVERNMENT MONEY Fund, Lehman Brothers NATIONAL MUNICIPAL Money Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund or Lehman Brothers TAX-FREE MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

      Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

      o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

      o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.


                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

      The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

      The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. The Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund's shareholders as a whole.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes that are allocable to that Class. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. The Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund's NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

      The Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that the Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

      The Fund's dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash ("cash election"). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

      A cash election remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund's mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

      Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.


                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND
--------------------

      To continue to qualify for treatment as a RIC under the Code, the Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss ("short-term capital gain"), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements.These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and
(2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under "Investment Information -- Cash Management and Temporary Defensive Positions"), and that unregistered fund is classified for federal tax purposes as a partnership that is not a QPTP, the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund's assets for purposes of determining the Fund's compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

        If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described in each Prospectus) ("QDI") would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the

Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

      Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares, and to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so.

      The Fund's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Exchange-traded futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), certain foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") in which the Fund may invest are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

      These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

      If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      The Fund may invest in units of Canadian income trusts. The tax consequences to the Fund of an investment in an income trust depend on the trust's classification for federal tax purposes; an income trust generally is classified for those purposes as a corporation or a partnership.

      (1) If an income trust is classified as a corporation, it would be a PFIC (with the income tax consequences to an investing Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the income trust to a Fund that invested therein would be treated as dividends that likely would be treated as QDI.

      (2) If a Canadian income trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to an investing Fund under the Income Requirement. But if such an income trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., generates at least 90% of its gross income from the passive sources described above), then (1) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (2) if not, a Fund that invested therein would treat its share of the trust's income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and any non-qualifying income of the trust would pass-through to the Fund.

      The Fund may invest in ownership units (i.e., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing Fund under the Income Requirement. If the Fund invests in an MLP that is a partnership that is not a QPTP, the net income the Fund derives therefrom will be treated for purposes of the Income Requirement in the same manner as income described in the next paragraph.

      Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

      The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice ("Notice") announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

      The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

      A RIC with excess inclusion income is subject to rules identical to those in clauses (2), (3) (substituting "that are nominees" for "that are not `disqualified organizations'"), (4) (inserting "record shareholders that are" after "its"), and (5). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

TAXATION OF THE FUND'S SHAREHOLDERS
-----------------------------------

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

      Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, "short-term capital gain dividends" and "interest-related dividends," if properly designated by the Fund, will be exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends the Fund pays to foreign investors, with certain exceptions, only with respect to its current taxable year.

      As described in "Maintaining Your Account" in each Prospectus, the Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

                                FUND TRANSACTIONS

      Neuberger Berman and Lehman Brothers act as principal brokers for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.

      During the fiscal period ended August 31, 2007, the Fund paid brokerage commissions of $11,011 of which $2,166 was paid to Neuberger Berman and $1,591 was paid to Lehman Brothers. During the fiscal period ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 25.68% of the aggregate dollar amount of transactions involving the payment of commissions, and 19.67% of the aggregate brokerage commissions paid by the Fund. During that fiscal period, transactions in which that Fund used Lehman Brothers as broker comprised 19.71% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.45% of the aggregate brokerage commissions paid by the Fund. 100% of the $7,254 paid to other brokers by that Fund during that fiscal period (representing commissions on transactions involving approximately $3,696,611) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended August 31, 2007, that Fund acquired securities of the following of its regular brokers or dealers: Banc of America Securities LLC, at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Banc of America Securities LLC, $101,360.

      The Fund may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

      In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

      The use of Neuberger Berman and Lehman Brothers as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

      Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

      A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

      To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

      Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or

Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

      The Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

      In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

      A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of the Fund and/or Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

      The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

COMMISSION RECAPTURE PROGRAM AND EXPENSE OFFSET ARRANGEMENT
-----------------------------------------------------------

      The Fund has entered into a commission recapture program with Citigroup Global Markets Inc., which enables the Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Fund by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the fiscal period ended August 31, 2007, the impact of this arrangement on the Fund was a reduction of expenses as follows:

           -------------------------------------------------
            FUND            AMOUNT OF REDUCTION OF EXPENSES
           -------------------------------------------------
            EQUITY INCOME**              $126
           -------------------------------------------------
            ** For the period from November 2, 2006 to August 31, 2007.

      The  Fund  also has an expense offset arrangement in connection  with  its
custodian contract.   For the fiscal period ended August 31, 2007, the impact of this arrangement on the Fund was a reduction of expenses as follows:

           -------------------------------------------------
            FUND            AMOUNT OF REDUCTION OF EXPENSES
           -------------------------------------------------
            EQUITY INCOME**              $107
           -------------------------------------------------
            ** For the period from November 2, 2006 to August 31, 2007.

PORTFOLIO TURNOVER
------------------

      The Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

PROXY VOTING
------------

      The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

      NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

      NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

      In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

      If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

      The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the "Potential Recipients") unless such disclosure is consistent with the Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

      NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the "Allowable
Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

      Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

      Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund's Chief Compliance Officer, the Board of Trustees reviews the Fund's portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

      Pursuant to a Code of Ethics adopted by the Fund, NB Management and Neuberger Berman ("NB Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund's shareholders. The NB Code also prohibits any person associated with the Fund, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

      The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved
Recipients:

      STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

      SECURITIES LENDING AGENT. The Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

      OTHER THIRD-PARTY SERVICE PROVIDERS. The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

      In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

      In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      RATING, RANKING AND RESEARCH AGENCIES. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. The Fund also provides its complete month- end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund's top 10 holdings. No compensation is received by the Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

                             REPORTS TO SHAREHOLDERS

      Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.


                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

      The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty-four separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

      Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds."

      DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

      SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

      CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or the Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

      OTHER. Because Class A, Class C and Institutional Class shares for the Fund can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.


                          CUSTODIAN AND TRANSFER AGENT

      The Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2[nd] Floor, New York, NY 10158-0180.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.



                                  LEGAL COUNSEL

      The Trust has selected Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of [________], 2008, the following are all of the beneficial and record owners of more than five percent of the Fund's shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND AND CLASS                  NAME AND ADDRESS        PERCENT OWNED
---------------                 ----------------        -------------
Neuberger Berman EQUITY         [_______]                   [__]%
INCOME Fund
Trust Class


                             REGISTRATION STATEMENT

      This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

      Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

      The following financial statements and related documents are incorporated herein by reference from the Fund's Annual Report to shareholders for the fiscal period ended August 31, 2007:

             The audited financial statements of Neuberger Berman EQUITY INCOME Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

                                                                      APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

      S&P CORPORATE BOND RATINGS:
      --------------------------

            AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

            AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

            A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

            BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            CI - The rating CI is reserved for income bonds on which no interest is being paid.

            D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

            PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



      MOODY'S CORPORATE BOND RATINGS:
      ------------------------------

      Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


      S&P COMMERCIAL PAPER RATINGS:
      ----------------------------

            A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

MOODY'S COMMERCIAL PAPER RATINGS:
--------------------------------

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

             -    Leading market positions in well-established industries.

             -    High rates of return on funds employed.

             - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

             - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                          NEUBERGER BERMAN EQUITY FUNDS
                  POST-EFFECTIVE AMENDMENT NO. 133 ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.     EXHIBITS.
-------      --------

Exhibit      Description
Number

(a)   (1)    Restated Certificate of Trust. Incorporated by Reference to
             Post-Effective Amendment No. 82 to Registrant's Registration
             Statement, File Nos. 2-11357 and 811-582 (Filed December 21, 1998).

      (2) Trust Instrument Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

      (3) Amended Trust Instrument Schedule A - Listing the current series and classes of Neuberger Berman Equity Funds. (Filed herewith).

(b) By-Laws of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 129 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed October 18, 2007).

(c)   (1)    Trust Instrument Amended and Restated of Neuberger Berman Equity
             Funds, Articles IV, V and VI. Incorporated by Reference to
             Post-Effective Amendment No. 113 to Registrant's Registration
             Statement, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

      (2) By-Laws of Neuberger Berman Equity Funds, Articles V, VI and VIII. Incorporated by Reference to Post-Effective Amendment No. 129 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed October 18, 2007).

      (3) Plan of Share Class Conversion with Respect to Neuberger Berman Real Estate Fund. Incorporated by Reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

(d)   (1)    (i)   Management Agreement Between Neuberger Berman Equity Funds
                   and Neuberger Berman Management Inc. Incorporated by
                   Reference to Post-Effective Amendment No. 106 to Registrant's
                   Registration Statement, File Nos. 2-11357 and 811-582 (Filed
                   December 19, 2003).

             (ii) Amended Management Agreement Schedules listing the current series of Neuberger Berman Equity Funds subject to the Management Agreement and the compensation under the Management Agreement. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

      (2)    (i)   Sub-Advisory Agreement Between Neuberger Berman Management
                   Inc. and Neuberger Berman, LLC with respect to Neuberger
                   Berman Equity Funds. Incorporated by Reference to
                   Post-Effective Amendment No. 106 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 19,
                   2003).

Exhibit      Description
Number

             (ii) Amended Sub-Advisory Agreement Schedule listing the current series of Neuberger Berman Equity Funds subject to the Sub-Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

(e)   (1)    (i)   Distribution Agreement Between Neuberger Berman Equity Funds
                   and Neuberger Berman Management Inc. with Respect to Investor
                   Class Shares. Incorporated by Reference to Post-Effective
                   Amendment No. 106 to Registrant's Registration Statement,
                   File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

             (ii) Amended Distribution Agreement Schedule with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

      (2)    (i)   Distribution Agreement Between Neuberger Berman Equity Funds
                   and Neuberger Berman Management Inc. with Respect to Trust
                   Class Shares of Genesis Fund, International Fund and Mid Cap
                   Growth Fund. Incorporated by Reference to Post-Effective
                   Amendment No. 106 to Registrant's Registration Statement,
                   File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

             (ii) Amended Distribution Agreement Schedule with Respect to Trust Class Shares of Genesis Fund, International Fund and Mid Cap Growth Fund. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

      (3)    (i)   Distribution and Services Agreement Between Neuberger Berman
                   Equity Funds and Neuberger Berman Management Inc. with
                   Respect to Trust Class Shares of Focus Fund, Guardian Fund,
                   Partners Fund, Real Estate Fund, Regency Fund Small Cap
                   Growth Fund and Socially Responsive Fund. Incorporated by
                   Reference to Post-Effective Amendment No. 106 to Registrant's
                   Registration Statement, File Nos. 2-11357 and 811-582 (Filed
                   December 19, 2003).

             (ii) Amended Distribution and Services Agreement Schedule with Respect to Trust Class Shares of Convergence Fund, Dividend Fund, Energy Fund, Equity Income Fund, Focus Fund, Global Real Estate Fund, Guardian Fund, International Large Cap Fund, Partners Fund, Research Opportunities Fund, Real Estate Fund, Regency Fund, Small Cap Growth Fund, Small and Mid Cap Growth Fund and Socially Responsive Fund. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

      (4)    (i)   Distribution and Services Agreement Between Neuberger Berman
                   Equity Funds and Neuberger Berman Management Inc. with
                   Respect to Advisor Class Shares. Incorporated by Reference to
                   Post-Effective Amendment No. 106 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 19,
                   2003).

             (ii) Amended Distribution and Services Agreement Schedule with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

      (5) Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of the Genesis Fund. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

Exhibit      Description
Number

      (6)    (i)   Distribution Agreement Between Neuberger Berman Equity Funds
                   and Neuberger Berman Management Inc. with Respect to
                   International Institutional Fund. Incorporated by Reference to Post-Effective Amendment No. 110 to Registrant's
                   Registration Statement, File Nos. 2-11357 and 811-582 (Filed
                   June 14, 2005).

             (ii) Form of Amended Distribution Agreement Schedule with Respect to the Institutional Class Shares of Equity Income Fund, Fasciano Fund, Focus Fund, Global Climate Change Fund, Global Real Estate Fund, Guardian Fund, International Institutional Fund, International Large Cap Fund, Large Cap Disciplined Growth Fund, Mid Cap Growth Fund, Partners Fund, Real Estate Fund, Regency Fund, Select Equities Fund, Small Cap Growth Fund, Small and Mid Cap Growth Fund and Socially Responsive Fund. (Filed herewith).

      (7)    (i)   Distribution and Services Agreement Between Neuberger Berman
                   Equity Funds and Neuberger Berman Management Inc. with
                   Respect to Class A Shares. Incorporated by Reference to
                   Post-Effective Amendment No. 130 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

             (ii) Form of Amended Distribution and Services Agreement Schedule with Respect to Class A Shares. (Filed herewith).

      (8)    (i)   Distribution and Services Agreement Between Neuberger Berman
                   Equity Funds and Neuberger Berman Management Inc. with
                   Respect to Class C Shares. Incorporated by Reference to
                   Post-Effective Amendment No. 130 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

             (ii) Form of Amended Distribution and Services Agreement Schedule with Respect to Class C Shares. (Filed herewith).

(f)                Bonus or Profit Sharing Contracts.  None.

(g)   (1)          Custodian Contract Between Neuberger Berman Equity Funds and
                   State Street Bank and Trust Company. Incorporated by
                   Reference to Post-Effective Amendment No. 74 to Registrant's
                   Registration Statement, File Nos. 2-11357 and 811-582 (Filed
                   December 15, 1995).

      (2)          Schedule of Compensation under the Custodian Contract.
                   Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

(h)   (1)          Transfer Agency and Service Agreement. Incorporated by
                   Reference to Post-Effective Amendment No. 116 to Registrant's
                   Registration Statement, File Nos. 2-11357 and 811-582 (Filed
                   June 2, 2006).

      (2)    (i)   Administration Agreement Between Neuberger Berman Equity
                   Funds and Neuberger Berman Management Inc. with Respect to
                   Investor Class Shares. Incorporated by Reference to
                   Post-Effective Amendment No. 106 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 19,
                   2003).

             (ii) Amended Administration Agreement Schedule with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

      (3)    (i)   Administration Agreement Between Neuberger Berman Equity
                   Funds and Neuberger Berman Management Inc. with Respect to
                   Advisor Class Shares. Incorporated by Reference to
                   Post-Effective Amendment No. 106 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 19,
                   2003).

Exhibit      Description
Number

             (ii) Amended Administration Agreement Schedule with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

      (4)    (i)   Administration Agreement Between Neuberger Berman Equity
                   Funds and Neuberger Berman Management Inc. with Respect to
                   Trust Class Shares of Focus Fund, Genesis Fund, Guardian
                   Fund, International Fund, Mid Cap Growth Fund, Partners Fund,
                   Real Estate Fund, Regency Fund, Small Cap Growth Fund and
                   Socially Responsive Fund. Incorporated by Reference to
                   Post-Effective Amendment No. 106 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 19,
                   2003).

             (ii) Amended Administration Agreement Schedule with Respect to Trust Class Shares of Focus Fund, Genesis Fund, Guardian Fund, International Fund, Mid Cap Growth Fund, Partners Fund, Real Estate Fund, Regency Fund, Small Cap Growth Fund and Socially Responsive Fund. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

      (5)    (i)   Administration Agreement Between Neuberger Berman Equity
                   Funds and Neuberger Berman Management Inc. with Respect to
                   Trust Class Shares of International Large Cap Fund and Small and Mid Cap Growth Fund. Incorporated by Reference to
                   Post-Effective Amendment No. 123 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed September 1,
                   2006).

             (ii) Amended Administration Agreement Schedule with Respect to Trust Class Shares of Convergence Fund, Dividend Fund, Equity Income Fund, Energy Fund, Global Real Estate Fund, International Large Cap, Research Opportunities Fund and Small and Mid Cap Growth Fund. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

      (6) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of Genesis Fund. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

      (7)    (i)   Administration Agreement Between Neuberger Berman Equity
                   Funds and Neuberger Berman Management Inc. with Respect to
                   Institutional Class Shares. Incorporated by Reference to
                   Post-Effective Amendment No. 110 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed June 14,
                   2005).

             (ii) Form of Amended Administration Agreement Schedule with Respect to the Institutional Class Shares of Equity Income Fund, Fasciano Fund, Focus Fund, Global Climate Change Fund, Global Real Estate Fund, Guardian Fund, International Institutional Fund, International Large Cap Fund, Large Cap Disciplined Growth Fund, Mid Cap Growth Fund, Partners Fund, Real Estate Fund, Regency Fund, Select Equities Fund, Small Cap Growth Fund, Small and Mid Cap Growth Fund and Socially Responsive Fund. (Filed herewith).

      (8)    (i)   Administration Agreement Between Neuberger Berman Equity
                   Funds and Neuberger Berman Management Inc. with Respect to
                   Class A Shares. Incorporated by Reference to Post-Effective
                   Amendment No. 130 to Registrant's Registration Statement,
                   File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

Exhibit      Description
Number

             (ii) Form of Amended Administration Agreement Schedule with Respect to the Class A Shares. (Filed herewith).

      (9)    (i)   Administration Agreement Between Neuberger Berman Equity
                   Funds and Neuberger Berman Management Inc. with Respect to
                   Class C Shares. Incorporated by Reference to Post-Effective
                   Amendment No. 130 to Registrant's Registration Statement,
                   File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

             (ii) Form of Amended Administration Agreement Schedule with Respect to the Class C Shares. (Filed herewith).

      (10) Expense Limitation Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to the Funds and Classes listed on Schedule A of the Agreement. Incorporated by Reference to Post-Effective Amendment No. 129 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed October 18, 2007).

      (11) Expense Limitation Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Select Equities Fund. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

      (12) Form of Expense Limitation Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class, Class A and Class C Shares of Neuberger Berman Equity Income Fund. (Filed herewith).

(i) Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP with Respect to Securities Matters of the Registrant. (To be filed by subsequent amendment.)

(j) Consent of Independent Registered Public Accounting Firm. (To be filed by subsequent amendment.)

(k)   Financial Statements Omitted from Prospectuses.  None.

(l)   Letter of Investment Intent.  None.

(m)   (1)    (i)   Plan Pursuant to Rule 12b-1 with Respect to Trust Class of
                   Neuberger Berman Equity Funds. Incorporated by Reference to
                   Post-Effective Amendment No. 92 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 13,
                   2000).

             (ii) Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Trust Class plan pursuant to Rule 12b-1. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

      (2)    (i)   Plan Pursuant to Rule 12b-1 with Respect to Advisor Class of
                   Neuberger Berman Equity Funds. Incorporated by Reference to
                   Post-Effective Amendment No. 92 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 13,
                   2000).

             (ii) Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Advisor Class plan pursuant to Rule 12b-1. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

      (3)    (i)   Plan Pursuant to Rule 12b-1 with Respect to Class A Shares of
                   Neuberger Berman Equity Funds. Incorporated by Reference to
                   Post-Effective Amendment No. 130 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

Exhibit      Description
Number

             (ii) Form of Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Class A plan pursuant to Rule 12b-1. (Filed herewith).

      (4)    (i)   Plan Pursuant to Rule 12b-1 with respect to Class C Shares of
                   Neuberger Berman Equity Funds. Incorporated by Reference to
                   Post-Effective Amendment No. 130 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 17,
                   2007).

             (ii) Form of Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Class C plan pursuant to Rule 12b-1. (Filed herewith).

(n)   Plan Pursuant to Rule 18f-3. (Filed herewith).

(o)   (1)    (i)   Power of Attorney. Incorporated by Reference to
                   Post-Effective Amendment No. 125 to Registrant's Registration
                   Statement, File Nos. 2-11357 and 811-582 (Filed December 20,
                   2006).

             (ii) Powers of Attorney. Incorporated by Reference to Post-Effective Amendment No. 127 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 31,
                   2007).

(p) Code of Ethics for Registrant, its Investment Advisers and Principal Underwriters. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
--------     --------------------------------------------------------------

No person is controlled by or under common control with the Registrant.

ITEM 25.     INDEMNIFICATION.
--------     ----------------

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement;
(ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the series of the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed
(i) to protect NB Management against any liability to the Registrant or any series thereof or their interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Registrant.

Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

Section 9.1 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant's series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 11 of the Distribution Agreements, and Section 14 of the Distribution Agreement with respect to the Advisor Class Shares, between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER.
--------   ---------------------------------------------------------------------

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman, LLC is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Joseph V. Amato                             Director, NB Management since 2007; Sole Director, CEO and President,
Director, NB Management                     Neuberger Berman Inc. since 2007; CEO, Neuberger Berman, LLC since
                                            2007; Managing Director, Lehman Brothers Inc. since 1994; formerly,
                                            Co-Head of Asset Management, Neuberger Berman, LLC from 2006 to 2007.

Ann H. Benjamin                             Portfolio Manager, High Income Bond Portfolio, a series of Neuberger
Vice President, NB Management               Berman Advisers Management Trust; Portfolio Manager, Lehman Brothers
                                            High Income Bond Fund and Lehman Brothers Strategic Income Fund, each a series of Lehman Brothers Income Funds; Portfolio Manager, Neuberger
                                            Berman Income Opportunity Fund Inc.; Portfolio Manager, Lehman Brothers
                                            First Trust Income Opportunity Fund.

Michael L. Bowyer                           Associate Portfolio Manager, Neuberger Berman Genesis Fund, a series of
Vice President, NB Management               Neuberger Berman Equity Funds.

Claudia A. Brandon                          Senior Vice President, Neuberger Berman, LLC since 2007; formerly, Vice
Vice President/Mutual Fund Board            President, Neuberger Berman, LLC, 2002 to 2006 and Employee since 1999;
Relations and Assistant Secretary,          Secretary, Neuberger Berman Advisers Management Trust; Secretary,
NB Management.                              Neuberger Berman Equity Funds; Secretary, Lehman Brothers Income Funds;
                                            Secretary, Neuberger Berman Real Estate Income Fund Inc.; Secretary,
                                            Neuberger Berman Intermediate Municipal Fund Inc.; Secretary, Neuberger
                                            Berman New York Intermediate Municipal Fund Inc.; Secretary, Neuberger
                                            Berman California Intermediate Municipal Fund Inc.; Secretary,
                                            Neuberger Berman Realty Income Fund Inc.; Secretary, Neuberger Berman
                                            Income Opportunity Fund Inc.; Secretary, Neuberger Berman Real Estate
                                            Securities Income Fund Inc.; Secretary, Neuberger Berman Dividend
                                            Advantage Fund Inc.; Secretary, Lehman Brothers First Trust Income
                                            Opportunity Fund; Secretary, Neuberger Berman Institutional Liquidity
                                            Series; Secretary, Lehman Brothers Institutional Liquidity Cash
                                            Management Funds; Secretary, Institutional Liquidity Trust; Secretary,
                                            Lehman Brothers Reserve Liquidity Funds; Secretary, Lehman Brothers
                                            Institutional Liquidity Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Steven R. Brown                             Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman Real Estate Income Fund Inc.; Portfolio Manager, Neuberger
                                            Berman Realty Income Fund Inc.; Portfolio Manager, Neuberger Berman
                                            Income Opportunity Fund Inc.; Portfolio Manager, Neuberger Berman Real
                                            Estate Securities Income Fund Inc.; Portfolio Manager, Neuberger Berman
                                            Dividend Advantage Fund Inc.; Portfolio Manager, Neuberger Berman
                                            Global Real Estate Fund and Neuberger Berman Real Estate Fund, a series of Neuberger Berman Equity Funds; Portfolio Manager, Real Estate
                                            Portfolio, a series of Neuberger Berman Advisers Management Trust;
                                            Portfolio Manager, Lehman Brothers Strategic Income Fund, a series of
                                            Lehman Brothers Income Funds.

David H. Burshtan                           Portfolio Manager, Neuberger Berman Small Cap Growth Fund, a series of
Vice President, NB Management.              Neuberger Berman Equity Funds.

Lori B. Canell                              Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman California Intermediate Municipal Fund Inc.; Portfolio Manager,
                                            Neuberger Berman Intermediate Municipal Fund Inc.; Portfolio Manager,
                                            Neuberger Berman New York Intermediate Municipal Fund Inc.; Portfolio
                                            Manager, Lehman Brothers Municipal Securities Trust, a series of Lehman
                                            Brothers Income Funds.

Robert Conti                                Managing Director, Neuberger Berman, LLC since 2007; formerly, Senior
Senior Vice President,                      Vice President of Neuberger Berman, LLC, 2003 to 2006; Vice President,
NB Management.                              Neuberger Berman, LLC, from 1999 to 2003; Vice President, Lehman
                                            Brothers Income Funds; Vice President, Neuberger Berman Equity Funds;
                                            Vice President, Neuberger Berman Advisers Management Trust; Vice
                                            President, Neuberger Berman Real Estate Income Fund Inc.; Vice
                                            President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice
                                            President, Neuberger Berman New York Intermediate Municipal Fund Inc.;
                                            Vice President, Neuberger Berman California Intermediate Municipal Fund
                                            Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice
                                            President, Neuberger Berman Income Opportunity Fund Inc.; Vice
                                            President, Neuberger Berman Real Estate Securities Income Fund Inc.;
                                            Vice President, Neuberger Berman Dividend Advantage Fund Inc.; Vice
                                            President, Lehman Brothers First Trust Income Opportunity Fund; Vice
                                            President, Neuberger Berman Institutional Liquidity Series; Vice
                                            President, Lehman Brothers Institutional Liquidity Cash Management
                                            Funds; Vice President, Institutional Liquidity Trust; Vice President,
                                            Lehman Brothers Reserve Liquidity Funds; Vice President, Lehman
                                            Brothers Institutional Liquidity Funds.

Robert B. Corman                            Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman Focus Fund, a series of Neuberger Berman Equity Funds.

Robert W. D'Alelio                          Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman Genesis Fund, a series of Neuberger Berman Equity Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
John E. Dugenske                            Portfolio Manager, Balanced Portfolio and Short Duration Bond
Vice President, NB Management.              Portfolio, each a series of Neuberger Berman Advisers Management Trust;
                                            Portfolio Manager, Neuberger Berman Cash Reserves, Neuberger Berman
                                            Government Money Fund and Lehman Brothers Short Duration Bond Fund,
                                            each a series of Lehman Brothers Income Funds.

Ingrid Dyott                                Vice President, Neuberger Berman, LLC; Associate Portfolio Manager,
Vice President, NB Management.              Guardian Portfolio, a series of Neuberger Berman Advisers Management
                                            Trust; Portfolio Manager, Socially Responsive Portfolio, a series of
                                            Neuberger Berman Advisers Management Trust; Associate Portfolio
                                            Manager, Neuberger Berman Guardian Fund, a series of Neuberger Berman
                                            Equity Funds; Portfolio Manager, Neuberger Berman Socially Responsive
                                            Fund, a series of Neuberger Berman Equity Funds.

Michael F. Fasciano                         Managing Director, Neuberger Berman, LLC since March 2001; Portfolio
Vice President, NB Management.              Manager, Neuberger Berman Fasciano Fund, a series of Neuberger Berman
                                            Equity Funds; Portfolio Manager, Fasciano Portfolio, a series of
                                            Neuberger Berman Advisers Management Trust.

Janet A. Fiorenza                           Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman
Vice President, NB Management.              Brothers National Municipal Money Fund, Lehman Brothers New York
                                            Municipal Money Fund and Lehman Brothers Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.

William J. Furrer                           Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman
Vice President, NB Management.              Brothers National Municipal Money Fund, Lehman Brothers New York
                                            Municipal Money Fund and Lehman Brothers Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.

Brian J. Gaffney                            Managing Director, Neuberger Berman, LLC since 1999; Vice President,
Senior Vice President, NB Management.       Lehman Brothers Income Funds; Vice President, Neuberger Berman Equity
                                            Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice
                                            President, Neuberger Berman Real Estate Income Fund Inc.; Vice
                                            President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice
                                            President, Neuberger Berman New York Intermediate Municipal Fund Inc.;
                                            Vice President, Neuberger Berman California Intermediate Municipal Fund
                                            Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice
                                            President, Neuberger Berman Income Opportunity Fund Inc.; Vice
                                            President, Neuberger Berman Real Estate Securities Income Fund Inc.;
                                            Vice President, Neuberger Berman Dividend Advantage Fund Inc.; Vice
                                            President, Lehman Brothers First Trust Income Opportunity Fund; Vice
                                            President, Neuberger Berman Institutional Liquidity Series; Vice
                                            President, Lehman Brothers Institutional Liquidity Cash Management
                                            Funds; Vice President, Institutional Liquidity Trust; Vice President,
                                            Lehman Brothers Reserve Liquidity Funds; Vice President, Lehman
                                            Brothers Institutional Liquidity Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Maxine L. Gerson                            Senior Vice President, Neuberger Berman, LLC since 2002; Deputy General
Secretary and General Counsel,              Counsel and Assistant Secretary, Neuberger Berman, LLC since 2001;
NB Management.                              Chief Legal Officer, Lehman Brothers Income Funds; Chief Legal Officer,
                                            Neuberger Berman Equity Funds; Chief Legal Officer, Neuberger Berman
                                            Advisers Management Trust; Chief Legal Officer, Neuberger Berman Real
                                            Estate Income Fund Inc.; Chief Legal Officer, Neuberger Berman
                                            Intermediate Municipal Fund Inc.; Chief Legal Officer, Neuberger Berman
                                            New York Intermediate Municipal Fund Inc.; Chief Legal Officer,
                                            Neuberger Berman California Intermediate Municipal Fund Inc.; Chief
                                            Legal Officer, Neuberger Berman Realty Income Fund Inc.; Chief Legal
                                            Officer, Neuberger Berman Income Opportunity Fund Inc.; Chief Legal
                                            Officer, Neuberger Berman Real Estate Securities Income Fund Inc.;
                                            Chief Legal Officer, Neuberger Berman Dividend Advantage Fund Inc.;
                                            Chief Legal Officer, Lehman Brothers First Trust Income Opportunity
                                            Fund; Chief Legal Officer, Neuberger Berman Institutional Liquidity
                                            Series; Chief Legal Officer, Lehman Brothers Institutional Liquidity
                                            Cash Management Funds; Chief Legal Officer, Institutional Liquidity
                                            Trust; Chief Legal Officer, Lehman Brothers Reserve Liquidity Funds;
                                            Chief Legal Officer, Lehman Brothers Institutional Liquidity Funds.

Edward S. Grieb                             Senior Vice President and Treasurer, Neuberger Berman, LLC; Treasurer,
Treasurer and Chief Financial Officer,      Neuberger Berman Inc.
NB Management.

Michael J. Hanratty                         None.
Vice President, NB Management.

Milu E. Komer                               Associate Portfolio Manager, International Portfolio, a series of
Vice President, NB Management.              Neuberger Berman Advisers Management Trust; Associate Portfolio
                                            Manager, Neuberger Berman International Fund, Neuberger Berman
                                            International Institutional Fund and Neuberger Berman International
                                            Large Cap Fund, each a series of Neuberger Berman Equity Funds.

Sajjad S. Ladiwala                          Associate Portfolio Manager, Guardian Portfolio and Socially Responsive
Vice President, NB Management.              Portfolio, each a series of Neuberger Berman Advisers Management Trust;
                                            Associate Portfolio Manager, Neuberger Berman Guardian Fund and
                                            Neuberger Berman Socially Responsive Fund, each a series of Neuberger
                                            Berman Equity Funds.

Kelly M. Landron                            Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman
Vice President, NB Management Inc.          Brothers National Municipal Money Fund, Lehman Brothers New York
                                            Municipal Money Fund and Lehman Brothers Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.

Richard S. Levine                           Portfolio Manager, Lehman Brothers Strategic Income Fund, a series of
Vice President, NB Management.              Lehman Brothers Income Funds; Portfolio Manager, Neuberger Berman
                                            Dividend Advantage Fund Inc.

John A. Lovito                              Portfolio Manager, Lehman Brothers Strategic Income Fund, a series of
Vice President, NB Management.              Lehman Brothers Income Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Arthur Moretti                              Managing Director, Neuberger Berman, LLC since June 2001; Portfolio
Vice President, NB Management.              Manager, Neuberger Berman Guardian Fund and Neuberger Berman Socially
                                            Responsive Fund, each a series of Neuberger Berman Equity Funds;
                                            Portfolio Manager, Guardian Portfolio and Socially Responsive
                                            Portfolio, each a series of Neuberger Berman Advisers Management Trust.

S. Basu Mullick                             Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman Partners Fund and Neuberger Berman Regency Fund, each a series of Neuberger Berman Equity Funds; Portfolio Manager, Partners Portfolio
                                            and Regency Portfolio, each a series of Neuberger Berman Advisers
                                            Management Trust.

Thomas P. O'Reilly                          Portfolio Manager, Neuberger Berman Income Opportunity Fund Inc.;
Vice President, NB Management.              Portfolio Manager, Lehman Brothers First Trust Income Opportunity Fund;
                                            Portfolio Manager, Lehman Brothers Strategic Income Fund and Lehman
                                            Brothers High Income Bond Fund, each a series of Lehman Brothers Income
                                            Funds; Portfolio Manager, High Income Bond Portfolio, a series of
                                            Neuberger Berman Advisers Management Trust.

Loraine Olavarria                           None.
Assistant Secretary, NB Management.

Elizabeth Reagan                            None.
Vice President, NB Management.

Brett S. Reiner                             Associate Portfolio Manager, Neuberger Berman Genesis Fund, a series of
Vice President, NB Management.              Neuberger Berman Equity Funds.
                                            Executive Vice President, Neuberger Berman, LLC; Executive Vice
Jack L. Rivkin                              President, Neuberger Berman Inc.; President and Director, Neuberger
Chairman and Director, NB Management.       Berman Real Estate Income Fund Inc; President and Director, Neuberger
                                            Berman Intermediate Municipal Fund Inc.; President and Director,
                                            Neuberger Berman New York Intermediate Municipal Fund Inc.; President
                                            and Director, Neuberger Berman California Intermediate Municipal Fund
                                            Inc.; President and Trustee, Neuberger Berman Advisers Management
                                            Trust; President and Trustee, Neuberger Berman Equity Funds; President
                                            and Trustee, Lehman Brothers Income Funds; President and Director,
                                            Neuberger Berman Realty Income Fund Inc.; President and Director,
                                            Neuberger Berman Income Opportunity Fund Inc.; President and Director,
                                            Neuberger Berman Real Estate Securities Income Fund Inc.; President,
                                            Director and Portfolio Manager, Neuberger Berman Dividend Advantage
                                            Fund Inc.; President and Trustee, Lehman Brothers First Trust Income
                                            Opportunity Fund; President and Trustee, Neuberger Berman Institutional
                                            Liquidity Series; President and Trustee, Lehman Brothers Institutional
                                            Liquidity Cash Management Funds; President and Trustee, Institutional
                                            Liquidity Trust; President and Trustee, Lehman Brothers Reserve
                                            Liquidity Funds; President and Trustee, Lehman Brothers Institutional
                                            Liquidity Funds; Portfolio Manager, Lehman Brothers Strategic Income
                                            Fund, a series of Lehman Brothers Income Funds; Director, Dale Carnegie
                                            and Associates, Inc. since 1998; Director, Solbright, Inc. since 1998.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Benjamin E. Segal                           Managing Director, Neuberger Berman, LLC since November 2000, prior
Vice President, NB Management.              thereto, Vice President, Neuberger Berman, LLC; Portfolio Manager,
                                            Neuberger Berman International Fund, Neuberger Berman International
                                            Institutional Fund and Neuberger Berman International Large Cap Fund,
                                            each a series of Neuberger Berman Equity Funds; Portfolio Manager,
                                            International Portfolio, a series of Neuberger Berman Advisers
                                            Management Trust.

Michelle B. Stein                           Portfolio Manager, Neuberger Berman Dividend Advantage Fund Inc.
Vice President, NB Management.

Peter E. Sundman                            Executive Vice President, Neuberger Berman Inc. since 1999; Head of
President and Director, NB Management.      Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and
                                            Institutional Business (1999 to October 2005); responsible for Managed
                                            Accounts Business and intermediary distribution since October 1999;
                                            Managing Director, Neuberger Berman since 2005; formerly, Executive
                                            Vice President, Neuberger Berman, 1999 to December 2005; Director and
                                            Vice President, Neuberger & Berman Agency, Inc. since 2000; Chairman of the Board, Chief Executive Officer and Trustee, Lehman Brothers Income
                                            Funds; Chairman of the Board, Chief Executive Officer and Trustee,
                                            Neuberger Berman Advisers Management Trust; Chairman of the Board,
                                            Chief Executive Officer and Trustee, Neuberger Berman Equity Funds;
                                            Chairman of the Board, Chief Executive Officer and Director, Neuberger
                                            Berman Real Estate Income Fund Inc.; Chairman of the Board, Chief
                                            Executive Officer and Director, Neuberger Berman Intermediate Municipal
                                            Fund Inc.; Chairman of the Board, Chief Executive Officer and Director,
                                            Neuberger Berman New York Intermediate Municipal Fund Inc.; Chairman of
                                            the Board, Chief Executive Officer and Director, Neuberger Berman
                                            California Intermediate Municipal Fund Inc.; Chairman of the Board,
                                            Chief Executive Officer and Director, Neuberger Berman Realty Income
                                            Fund Inc.; Chairman of the Board, Chief Executive Officer and Director,
                                            Neuberger Berman Income Opportunity Fund Inc.; Chairman of the Board,
                                            Chief Executive Officer and Director, Neuberger Berman Real Estate
                                            Securities Income Fund Inc.; Chairman of the Board, Chief Executive
                                            Officer and Director, Neuberger Berman Dividend Advantage Fund Inc.;
                                            Chairman of the Board, Chief Executive Officer and Director, Lehman
                                            Brothers First Trust Income Opportunity Fund; Chairman of the Board,
                                            Chief Executive Officer and Trustee, Neuberger Berman Institutional
                                            Liquidity Series; Chairman of the Board, Chief Executive Officer and
                                            Trustee, Lehman Brothers Institutional Liquidity Cash Management Funds;
                                            Chairman of the Board, Chief Executive Officer and Trustee,
                                            Institutional Liquidity Trust; Chairman of the Board, Chief Executive
                                            Officer and Trustee, Lehman Brothers Reserve Liquidity Funds; Chairman
                                            of the Board, Chief Executive Officer and Trustee, Lehman Brothers
                                            Institutional Liquidity Funds; Trustee, College of Wooster.

Kenneth J. Turek                            Portfolio Manager, Balanced Portfolio, Growth Portfolio and Mid-Cap
Vice President, NB Management.              Growth Portfolio, each a series of Neuberger Berman Advisers Management
                                            Trust; Portfolio Manager, Neuberger Berman Century Fund and Neuberger
                                            Berman Mid Cap Growth Fund, each a series of Neuberger Berman Equity
                                            Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Judith M. Vale                              Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman Genesis Fund, a series of Neuberger Berman Equity Funds.

John T. Zielinsky                           Portfolio Manager, Neuberger Berman Century Fund, a series of Neuberger
Vice President, NB Management.              Berman Equity Funds.

The principal address of NB Management, Neuberger Berman LLC, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

ITEM 27.     PRINCIPAL UNDERWRITERS.
--------     -----------------------

(a) NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

            Neuberger Berman Advisers Management Trust
            Lehman Brothers Income Funds
            Neuberger Berman Institutional Liquidity Series
            Lehman Brothers Institutional Liquidity Cash Management Funds Lehman Brothers Institutional Liquidity Funds
            Lehman Brothers Reserve Liquidity Funds

(b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant's principal underwriter.


                                    POSITIONS AND OFFICES                       POSITIONS AND OFFICES
    NAME                            WITH UNDERWRITER                            WITH REGISTRANT
    ----                            ----------------                            ---------------
    Joseph V. Amato                 Director                                    None

    Ann H. Benjamin                 Vice President                              None

    Michael L. Bowyer               Vice President                              None

    Claudia A. Brandon              Vice President/Mutual Fund Board            Secretary
                                    Relations & Assistant Secretary

    Steven R. Brown                 Vice President                              None

    David H. Burshtan               Vice President                              None

    Lori B. Canell                  Vice President                              None

    Robert Conti                    Senior Vice President                       Vice President

    Robert B. Corman                Vice President                              None

    Robert W. D'Alelio              Vice President                              None

    John E. Dugenske                Vice President                              None

    Ingrid Dyott                    Vice President                              None

    Michael F. Fasciano             Vice President                              None

    Janet A. Fiorenza               Vice President                              None

    William J. Furrer               Vice President                              None

    Brian J. Gaffney                Senior Vice President                       Vice President

    Maxine L. Gerson                Secretary                                   Chief Legal Officer (only for
                                                                                purposes of sections 307 and 406 of
                                                                                the Sarbanes - Oxley Act of 2002)


                                    POSITIONS AND OFFICES                       POSITIONS AND OFFICES
    NAME                            WITH UNDERWRITER                            WITH REGISTRANT
    ----                            ----------------                            ---------------
    Edward S. Grieb                 Treasurer and Chief Financial Officer       None

    Michael J. Hanratty             Vice President                              None

    Milu E. Komer                   Vice President                              None

    Sajjad S. Ladiwala              Vice President                              None

    Richard S. Levine               Vice President                              None

    John A. Lovito                  Vice President                              None

    Kelly M. Landron                Vice President                              None

    Arthur Moretti                  Vice President                              None

    S. Basu Mullick                 Vice President                              None

    Thomas P. O'Reilly              Vice President                              None

    Loraine Olavarria               Assistant Secretary                         None

    Elizabeth Reagan                Vice President                              None

    Brett S. Reiner                 Vice President                              None

    Jack L. Rivkin                  Chairman and Director                       President and Trustee

    Benjamin E. Segal               Vice President                              None

    Michelle B. Stein               Vice President                              None

    Kenneth J. Turek                Vice President                              None

    Peter E. Sundman                President and Director                      Chairman of the Board, Chief
                                                                                Executive Officer and Trustee

    Judith M. Vale                  Vice President                              None

    Chamaine Williams               Chief Compliance Officer                    Chief Compliance Officer

    John T. Zielinsky               Vice President                              None

(c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS.
--------     ---------------------------------

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and By-Laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

ITEM 29.    MANAGEMENT SERVICES.
--------    --------------------

Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

ITEM 30.    UNDERTAKINGS.
--------    -------------

None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment 133 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 22nd day of February 2008.

                                     NEUBERGER BERMAN EQUITY FUNDS

                                     By:    /s/Jack L. Rivkin
                                            ------------------------------------
                                     Name:  Jack L. Rivkin*
                                     Title: President and Trustee


        Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 133 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                         Title                                              Date
---------                                         -----                                              ----
/s/ Peter E. Sundman            Chairman of the Board, Chief Executive Officer and Trustee      February 22, 2008
---------------------
Peter E. Sundman*

/s/ Jack L. Rivkin                         President and Trustee                                February 22, 2008
---------------------
Jack L. Rivkin*

/s/ John M. McGovern            Treasurer and Principal Financial and Accounting Officer        February 22, 2008
---------------------
John M. McGovern

/s/ John Cannon                                  Trustee                                        February 22, 2008
---------------------
John Cannon*

/s/ Faith Colish                                 Trustee                                        February 22, 2008
---------------------
Faith Colish*

/s/ Martha C. Goss                               Trustee                                        February 22, 2008
---------------------
Martha C. Goss*

/s/ C. Anne Harvey                               Trustee                                        February 22, 2008
---------------------
C. Anne Harvey*

/s/ Robert A. Kavesh                             Trustee                                        February 22, 2008
---------------------
Robert A. Kavesh*

/s/ Michael M. Knetter                           Trustee                                        February 22, 2008
---------------------
Michael M. Knetter*

/s/ Howard A. Mileaf                             Trustee                                        February 22, 2008
---------------------
Howard A. Mileaf*

/s/ George W. Morriss                            Trustee                                        February 22, 2008
---------------------
George W. Morriss*

Signature                                         Title                                              Date
---------                                         -----                                              ----
/s/ Edward I. O'Brien                            Trustee                                        February 22, 2008
---------------------
Edward I. O'Brien*

/s/ William E. Rulon                             Trustee                                        February 22, 2008
---------------------
William E. Rulon*

/s/ Cornelius T. Ryan                            Trustee                                        February 22, 2008
---------------------
Cornelius T. Ryan*

/s/ Tom D. Seip                                  Trustee                                        February 22, 2008
---------------------
Tom D. Seip*

/s/ Candace L. Straight                          Trustee                                        February 22, 2008
---------------------
Candace L. Straight*

/s/ Peter P. Trapp                               Trustee                                        February 22, 2008
---------------------
Peter P. Trapp*

*Signatures affixed by Lori L. Schneider on February 22, 2008 pursuant to powers of attorney filed with Post-Effective Amendment No. 125 and No. 127 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 on December 20, 2006 and August 31, 2007, respectively.